Exhibit 10.13
                                                  Page 1 of 60

                          UNCOMMITTED LOAN AGREEMENT

                         Dated as of December 21, 1994

                                    between

                          ENCORE COMPUTER CORPORATION

                                      and

                            GOULD ELECTRONICS INC.


















                               TABLE OF CONTENTS

Section                                                                   Page


1.    DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . . .   1
      1.01    Definitions . . . . . . . . . . . . . . . . . . . . . . .   1

2.    UNCOMMITTED TERM LOAN FACILITY. . . . . . . . . . . . . . . . . .   5
      2.01    The Loans . . . . . . . . . . . . . . . . . . . . . . . .   5
      2.02    Manner of Borrowing . . . . . . . . . . . . . . . . . . .   5
      2.03    Use of Proceeds . . . . . . . . . . . . . . . . . . . . .   5
      2.04    Payment of Principal and Interest . . . . . . . . . . . .   5
      2.05    Payment of Interest . . . . . . . . . . . . . . . . . . .   5
      2.06    Prepayment. . . . . . . . . . . . . . . . . . . . . . . .   6
      2.07    Notes . . . . . . . . . . . . . . . . . . . . . . . . . .   6

3.    PROVISIONS RELATING TO LOANS. . . . . . . . . . . . . . . . . . .   6
      3.01    Payment in Full . . . . . . . . . . . . . . . . . . . . .   6
      3.02    Interest. . . . . . . . . . . . . . . . . . . . . . . . .   6
      3.03    Payments. . . . . . . . . . . . . . . . . . . . . . . . .   7

4.    REPRESENTATIONS AND WARRANTIES OF BORROWER. . . . . . . . . . . .   7
      4.01    Integrated Group. . . . . . . . . . . . . . . . . . . . .   7
      4.02    Corporate Existence . . . . . . . . . . . . . . . . . . .   7
      4.03    Security Documents. . . . . . . . . . . . . . . . . . . .   7
      4.04    Corporate Authority; No Contravention . . . . . . . . . .   7
      4.05    Binding Effect. . . . . . . . . . . . . . . . . . . . . .   7
      4.06    Financial Condition . . . . . . . . . . . . . . . . . . .   8
      4.07    Amdahl Agreement. . . . . . . . . . . . . . . . . . . . .   8
      4.08    Securities and Exchange Commission Filings. . . . . . . .   8
      4.09    Disclosure. . . . . . . . . . . . . . . . . . . . . . . .   8
      4.10    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .   9
      4.11    Litigation. . . . . . . . . . . . . . . . . . . . . . . .   9
      4.12    Title to Properties; Liens. . . . . . . . . . . . . . . .   9
      4.13    Indebtedness. . . . . . . . . . . . . . . . . . . . . . .   9
      4.14    No Default. . . . . . . . . . . . . . . . . . . . . . . .   9
      4.15    ERISA . . . . . . . . . . . . . . . . . . . . . . . . . .   9
      4.16    Investment Company Act. . . . . . . . . . . . . . . . . .   9
      4.17    Subsidiaries. . . . . . . . . . . . . . . . . . . . . . .  10
      4.18    Environmental Matters . . . . . . . . . . . . . . . . . .  10

5.    AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . .  10

6.    NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . .  11

7.    CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . .  11
      7.01    Effectiveness of Agreement; Initial Loans . . . . . . . .  11
      7.02    Additional Conditions to Loans. . . . . . . . . . . . . .  12

8.    EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . .  13
      8.01    Events of Default . . . . . . . . . . . . . . . . . . . .  13
      8.02    Default Remedies. . . . . . . . . . . . . . . . . . . . .  14

9.    GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . .  14
      9.01    Notices . . . . . . . . . . . . . . . . . . . . . . . . .  14
      9.02    Amendment; Waiver . . . . . . . . . . . . . . . . . . . .  15
      9.03    Integration . . . . . . . . . . . . . . . . . . . . . . .  15
      9.04    Successors and Assigns. . . . . . . . . . . . . . . . . .  15
      9.05    Expenses; Documentary Taxes; Indemnification. . . . . . .  16
      9.06    Counterparts. . . . . . . . . . . . . . . . . . . . . . .  16
      9.07    Headings. . . . . . . . . . . . . . . . . . . . . . . . .  16
      9.08    GOVERNING LAW; SUBMISSION TO JURISDICTION . . . . . . . .  16
      9.09    WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . .  16

EXHIBIT A-1         -      Master Term Note

EXHIBIT A-2         -      Monthly Term Note

EXHIBIT B           -      Form of Request for Loan

EXHIBIT C-1         -      Fourth Mortgage Modification and Security
                           Agreement (Brevard)

EXHIBIT C-2         -      Fifth Mortgage Modification and Security
                           Agreement (Broward)

EXHIBIT D           -      Master Amendment Agreement

EXHIBIT E           -      Standstill Agreement

EXHIBIT F           -      Encore Certificate of Designations Letter

EXHIBIT G           -      Intellectual Property License Agreement Amendment

EXHIBIT H-1*         -      Opinion of Special Counsel to Borrower

EXHIBIT H-2*         -      Opinion of General Counsel to Borrower

EXHIBIT I*           -      Fourth Amended and Restated Registration Agreement

SCHEDULE 4.10*       -      Taxes

SCHEDULE 4.11*       -      Litigation

SCHEDULE 4.17*       -      Subsidiaries

SCHEDULE 4.18*       -      Environmental Matters

SCHEDULE 5*          -      Terminated Liens

SCHEDULE 6.01(c)*    -      Indebtedness

SCHEDULE 6.01(d)*    -      Intercompany Indebtedness
*not included herein

            UNCOMMITTED LOAN AGREEMENT, dated as of December 21, 1994, between ENCORE COMPUTER CORPORATION, a Delaware corporation ("Borrower"), and GOULD ELECTRONICS INC., an Ohio corporation ("Lender").


                             W I T N E S S E T H:


            WHEREAS, Lender shall have no obligation to but may, in its absolute and sole discretion, loan up to $55,000,000 to Borrower to provide funds (a)
 with
which Borrower can repay principal and interest under an Amended and Restated Loan Agreement dated as of March 31, 1992, as amended by an Amendment to Loan Agreement dated as of April 11, 1994, (the "Revolving Loan Agreement") to the extent these borrowings exceed $50,000,000, and (b) which Borrower can use for, among other things, to pay the cost of inventory and carry accounts receivable related to Borrower's sales of products to Amdahl Corporation ("Amdahl") in accordance with the Reseller Agreement for Encore Storage Products, dated March 24, 1994, as amended by Amendment #1, dated September 30, 1994 (the "Amdahl Agreement") and for general corporate purposes;

            WHEREAS, as of the date hereof Lender has advanced $87,788,363.19 to Borrower pursuant to the Revolving Loan Agreement;

            WHEREAS, Lender has advanced $9,479,679.47 to Borrower pursuant to the Revolving Loan Agreement from and including September 7, 1994 to and including September 30, 1994 in order to pay amounts due under the Revolving Loan Agreement (the "September Revolving Credit Borrowings");

            WHEREAS, Lender has advanced $9,879,978.83 to Borrower pursuant to the Revolving Loan Agreement from and including October 1, 1994 to and including October 31, 1994 in order to pay amounts due under the Revolving Loan Agreement (the "October Revolving Credit Borrowings");

            WHEREAS, Lender has advanced $10,166,254.35 to Borrower pursuant to the Revolving Loan Agreement from and including November 1, 1994 to and including November 30, 1994 in order to pay amounts due under the Revolving Loan Agreement (the "November Revolving Credit Borrowings"); and

            WHEREAS, Lender has advanced $8,262,450.54 to Borrower pursuant to the Revolving Loan Agreement from and including December 1, 1994 to and including December 21, 1994 in order to pay amounts due under the Revolving Loan Agreement (the "December Revolving Credit Borrowings");

            NOW, THEREFORE, Borrower and Lender hereby agree as follows:


      1.    DEFINED TERMS

            1.01 Definitions. (a) As used in this Agreement, the following terms have the following meanings:

            "Affiliate" shall mean as to any Person, any other Person who directly or indirectly controls, is under common control with, or is controlled by such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event:
  (i) any Person who owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person;
and (ii) each director and officer of Borrower or any Subsidiary of Borrower shall be deemed to be, respectively, an Affiliate of Borrower. Notwithstanding the foregoing definition, in no event shall Lender or Japan Energy Corporation or any Affiliate of either be deemed to be an Affiliate of Borrower or of any of its Subsidiaries.

            "Agreement" shall mean this Uncommitted Loan Agreement as the same may be extended, renewed, amended, modified or supplemented from time to time.

            "Amdahl Agreement" shall have the meaning given to that term in the recitals to this Agreement.

            "Business Day" shall mean any day other than a Saturday, a Sunday, a day on which banks in New York, New York are authorized or required by law to close or a day on which Lender's corporate headquarters are closed.

            "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No.13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

            "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Consolidated Subsidiary" shall mean, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

            "December Revolving Credit Borrowings" shall have the meaning given to that term in the recitals to this Agreement.

            "Default" shall mean any of the events specified in subsection 8.01 hereof, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition, has been satisfied.

            "Encore Certificate of Designations Letter" shall mean the Encore Certificate of Designations Letter, in substantially the form annexed hereto as Exhibit F, as the same may be amended, modified, supplemented, extended or renewed from time to time

            "Encore International" shall mean Encore Computer International, Inc., a Delaware corporation.

           "Encore Puerto Rico" shall mean Encore Computer de Puerto Rico, Inc., a Delaware corporation.

            "Encore U.S." shall mean Encore Computer U.S., Inc., a Delaware corporation.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Group" shall mean Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

            "Event of Default" shall mean any one of the events specified in subsection 8.01 hereof.

           "Foreign Subsidiary" shall have the meaning given to that term in the Security Agreement.

            "Fourth Amended and Restated Registration Agreement" shall mean the Fourth Amended and Restated Registration Agreement substantially in the form annexed hereto as Exhibit I, as the same may be amended, modified, supplemented, extended or renewed from time to time.

            "Fourth Mortgage Modification (Brevard)" shall mean the Fourth Mortgage Modification and Security Agreement executed by Encore U.S., in substantially the form annexed hereto as Exhibit C-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.

            "Fourth Mortgage Modification (Broward)" shall mean the Fourth Mortgage Modification and Security Agreement executed by Encore U.S., in substantially the form annexed hereto as Exhibit C-2, as the same may be amended, modified, supplemented, extended or renewed from time to time.

            "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

            "IBJ" shall mean The Industrial Bank of Japan, Limited.

            "Indebtedness" shall mean as to any Person at any date (without duplication) (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments; (ii) all obligations of such Person to pay the deferred purchase price of property or services (other than wages), except trade accounts payable under normal trade terms and which arise, and accrued expenses incurred, in the ordinary course of business; (iii) all Capital Lease Obligations of such Person; (iv) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (v) all obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks or other financial institutions for the account of such Person; and (vi) all Indebtedness of others to the extent guaranteed by such Person.

            "Intellectual Property License Agreement Amendment" shall mean the Intellectual Property License Agreement Amendment, substantially in the form annexed hereto as Exhibit G, as the same may be amended, modified, supplemented, extended or renewed from time to time.

            "Lien" shall mean, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset or (ii) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

           "Loan Documents" shall mean this Agreement, the Master Term Note, the Monthly Term Notes, the Security Agreement, the Security Documents, the Master Amendment Agreement, the Standstill Agreement, the Fourth Mortgage Modification (Brevard), the Fourth Mortgage Modification (Broward), Fourth Amended and Restated Registration Agreement, the Intellectual Property License Agreement Amendment, the Encore Certificate of Designations Letter and all documents delivered or to be delivered under or pursuant to any of the foregoing, as each of the same may be amended, modified, supplemented, extended or renewed.

            "Loans" shall mean the loans made by Lender to Borrower pursuant to
Section 2 hereof.

            "Master Amendment Agreement" shall mean the Master Amendment Agreement, substantially in the form annexed hereto as Exhibit D, as the same may be amended, modified, supplemented, extended or renewed from time to time.

            "Master Term Note" shall mean the Master Term Note, substantially in the form annexed hereto as Exhibit A-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.

            "Maturity Date" shall mean the earlier of (a) September 30, 1995 or
(b) the date, if any, upon which the Loans shall become due and payable pursuant to subsection 3.01 or 8.02 hereof.

            "Monthly Term Note" shall mean a Monthly Term Note, substantially in the form annexed hereto as Exhibit A-2, as the same may be amended, modified, supplemented, extended or renewed from time to time (collectively, the "Monthly Term Notes").

            "Maximum Amount of the Loans" shall mean $55,000,000.

            "Notes" shall mean the collective reference to the Master Term Note and the Monthly Term Notes.

            "November Revolving Credit Borrowings" shall have the meaning given to that term in the recitals to this Agreement.

            "Obligations" shall mean all loans (including the Loans), debts, liabilities, obligations, covenants and duties of any kind and nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement,the Notes or the other Loan Documents, or under any other agreement contemplated herein or therein or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise) owing to Lender by Borrower or any of its Subsidiaries, absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term includes, but is not limited to, all interest, charges, expenses, attorneys' fees and other sums charged to Borrower or any of its Subsidiaries under this Agreement, the Notes or any other Loan Document.

            "October Revolving Credit Borrowings" shall have the meaning given to that term in the recitals to this Agreement.

            "Person" shall mean any corporation, natural person, joint venture, partnership, trust, unincorporated organization, government or department or agency of a government.

            "Plan" shall mean an employee benefit plan or other plan maintained for employees of Borrower or any Subsidiary and covered by Title IV of ERISA.

            "Prime Rate" shall mean a fluctuating rate per annum equal to the rate of interest most recently announced by IBJ at its principal office in New York City as its prime lending rate.

            "Revolving Credit Agreement" shall have the meaning given to that term in the recitals to this Agreement.

            "Security Agreement" shall mean the Amended and Restated General Security Agreement, dated as of January 28, 1991, among Lender, Borrower, and Encore U.S., as amended, modified, supplemented, extended or renewed from time to time, including, without limitation, as amended by the Master Amendment Agreement.

           "Security Documents" shall have the meaning given to that term in the Security Agreement.

            "September Revolving Credit Borrowings" shall have the meaning given to that term in the recitals to this Agreement.

            "Standstill Agreement" shall mean the Standstill Agreement, substantially in the form annexed hereto as Exhibit E, as the same may be amended, modified, supplemented, extended or renewed from time to time.

            "Subordinated Indebtedness" shall mean Indebtedness for which Borrower is directly and primarily liable, in respect of which none of its Subsidiaries is contingently or otherwise obligated and which is subordinated to the obligations of Borrower to pay principal of and interest on the Loans and the Notes hereunder on terms, and which contains other terms (including interest, financial covenants and amortization provisions), in form and substance satisfactory to, and approved in writing by, Lender.

            "Subordinated Loan Agreement" shall mean the Subordinated Loan Agreement dated as of March 23, 1990 between Borrower and IBJ as previously amended and assigned to EFI, pursuant to an Assignment Agreement, dated as of March 27, 1992 between IBJ and EFI, as the same may hereafter be amended, modified, supplemented, extended or renewed.

            "Subsidiary" shall mean (i) a corporation of which Borrower owns, directly or indirectly, more than 50% of the ordinary voting power for the election of directors and (ii) any partnership, association, joint venture or other entity in which Borrower and/or one or more subsidiaries of Borrower has any general partnership interest or more than a 50% equity interest at the time.

            (b) As used in this Agreement, the following terms have the respective meanings assigned to such terms in the Revolving Credit Agreement:
Capital Expenditures, Cash Flow, Debt Service Fixed Charges Ratio, Interest Expense, Investment, Leverage Ratio, Tangible Net Worth/Subordinated Debt and Total Liabilities.


      2.    UNCOMMITTED TERM LOAN FACILITY

            CIST The Loans. Subject to the terms and conditions of this Agreement, Lender shall have no obligation to but may, in its absolute and sole discretion, make Loans to Borrower upon its request from time to time, provided that the aggregate of all Loans shall not exceed the Maximum Amount of the Loans.
Lender does not have any commitment to make any Loans hereunder.

            2.02 Manner of Borrowing. Unless otherwise agreed to by Lender, each Loan shall be in the amount of Five Hundred Thousand Dollars ($500,000) or a whole multiple of One Hundred Thousand Dollars ($100,000) in excess of that amount and shall be made on notice from Borrower to Lender given not later than 12:00 (noon) New York City time two (2) Business Days prior to the date of the proposed Loan. Each such notice of a requested Loan shall be by telephone, confirmed immediately by the delivery by hand or facsimile to Lender of a Request for Loan, in the form annexed hereto as Exhibit B, properly completed, specifying therein the requested date (which must be a Business Day) and amount of such Loan and certifying that (a) there is no Default or Event of Default under this Agreement and (b) the total amount of all the Loans does not exceed the Maximum Amount of the Loans (a "Request for Loan"). The information set forth in such Request for Loan shall be conclusive against Borrower (but not against Lender). Each Request for Loan by Borrower hereunder shall be deemed a representation by Borrower to Lender that the conditions to such Loan set forth in
Section 7 hereof
have been satisfied. Each Request for Loan shall be reviewed by Lender on a case by case basis and the decision to make the requested Loan shall be made by Lender in its absolute and sole discretion and irrespective of whether or not Borrower is in compliance with any of the terms and conditions set forth herein or in any of the other Loan Documents. Lender reserves the right to refuse summarily any Request for Loan without any review as contemplated herein. Borrower shall be promptly notified of Lender's approval or denial of each Request for Loan. If a Request for Loan is approved by Lender, not later than 3:00 p.m. New York City time on the date such Loan is requested to be made and upon fulfillment of the applicable conditions set forth in this Agreement, Lender will make such Loan available to Borrower by wire transfer of the amount of such Loan to Borrower's account at The Industrial Bank of Japan, Limited, New York Branch (Account
No. 2051-14033, Attention: Ms. Monica Biereder) or to such other account as Borrower may from time to time designate.

            2.03 Use of Proceeds. All proceeds of the Loans shall be used by Borrower for (i) the repayment of principal and interest under the Revolving Credit Agreement, (ii) working capital purposes in the ordinary course of Borrower's business and (iii) general corporate purposes.

            2.04 Payment of Principal and Interest. The full amount of the outstanding principal and all accrued but unpaid interest on the Loans and all other amounts due and owing shall be paid to Lender on the Maturity Date.

            2.05 Payment of Interest. Borrower shall accrue monthly in arrears on the first Business Day of the next succeeding calendar month, interest on the average daily unpaid principal amount on each Note outstanding during the prior month, at a rate set forth below based on the number of days from the date of issuance of such Note to and including the Maturity Date or such earlier date as prepaid in accordance with Section 2.06, provided, that interest on the Master Term Note shall be paid at the Prime Rate plus 1%. In addition, Borrower shall pay, on the date of any prepayment of the principal amount of the Loans, accrued interest on the amount prepaid to the date of prepayment with interest being recalculated on the principal amount thereof based on the number of days from the date of issuance of such Note to and including the date of prepayment. Interest hereunder and under the Notes shall be computed on the actual number of days elapsed over a year comprised of 360 days.

                  30 days or less    Prime Rate plus 1%
                  31-60 days         Prime Rate plus 1-1/8%
                  61-90 days         Prime Rate plus 1-1/4%
                  91-120 days        Prime Rate plus 1-3/8%
                  121-150 days       Prime Rate plus 1-1/2%
                  151-180 days       Prime Rate plus 1-5/8%
                  181 and over       Prime Rate plus 2%.

            2.06 Prepayment. From time to time Borrower may prepay any Note, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to Lender, specifying the date (which, in the case of a Monthly Term Note, shall be the last Business Day of a month) and amount of prepayment, provided, however, that any partial prepayment shall be in a minimum principal amount of the lesser of (i) $500,000 or an integral multiple thereof or (ii) the entire unpaid principal amount of such Note then outstanding. Any and all amounts prepaid by Borrower pursuant to this subsection shall be applied first to reduce accrued interest and then to outstanding principal amount of the Note or Notes selected to be prepaid by Borrower. Amounts which are prepaid may not be reborrowed.

            2.07  Notes.

            (a) Except as provided in Section 2.07(b), each Loan shall be initially evidenced by a single Master Term Note payable to the order of
 Lender.
On the first Business Day of each month, commencing with January 1995, the aggregate principal amount of the Loans made during the previous month, if any, together with interest thereon evidenced by the Master Term Note shall, upon execution by Borrower of a Monthly Term Note (with respect to such month) payable to the order of Lender, be evidenced by such Monthly Term Note and no longer be evidenced by the Master Term Note. Each borrowing, prepayment and transfer between the Master Term Note and a Monthly Term Note hereunder shall be recorded by Lender on the schedule attached to the Note or Notes applicable thereto; provided, however, that no failure to make such notation shall in any way modify the obligation of Borrower to repay any of its Obligations under this Agreement and the Notes.

            (b) Loans made with respect to the September Revolving Credit Borrowings, October Revolving Credit Borrowings, November Revolving Credit Borrowings, and December Revolving Credit Borrowings shall be evidenced by an individual Monthly Term Note for each of such months dated the date hereof.



      3.    PROVISIONS RELATING TO LOANS

           3.01 Payment in Full. Borrower may terminate this Agreement without penalty by paying to Lender the full unpaid principal amount of the Loans outstanding, all interest due and owing thereon, and any other amounts due and owing hereunder and by delivering written notice of such termination to Lender. Any such notice by Borrower shall be irrevocable.

            3.02  Interest.

                  (a) If an Event of Default shall occur and so long as such Event of Default shall continue, whether or not the maturity of any Obligation has been accelerated, the rate of interest then applicable to the Loans shall immediately be increased by an additional two percent (2%) per annum above the interest rate otherwise then in effect under Section 2.05.

                  (b) Anything in this Agreement or in the Notes to the contrary notwithstanding, the obligation of Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be paid to Lender to the extent that the charging or receipt thereof would not be permissible under applicable law. Any such amount of interest that is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by Borrower to Lender as additional interest on the earliest date or dates on which any interest is payable hereunder and on which the receipt of such additional interest is permissible under applicable law.

            3.03 Payments. All payments to be made hereunder (whether of principal, interest, legal expenses, fees, costs, indemnities or otherwise) by Borrower to Lender shall be made in immediately available funds not later than 12:00 (noon), New York City time to Lender at its account at National City Bank, Cleveland, Ohio (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate and shall be made free and clear of all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and without deduction, diminution, offset or counterclaim.


      4.    REPRESENTATIONS AND WARRANTIES OF BORROWER

            Borrower represents and warrants to Lender that:

            4.01 Integrated Group. Borrower and its Subsidiaries are engaged as an integrated group in the business of manufacturing, distributing, selling and leasing computer hardware and software and related products and servicing customer needs in respect thereof, and in furnishing the required supplies, services, equipment, credit and other facilities for such integrated operation. The Borrower and each of its Subsidiaries expects to derive benefit, directly or indirectly, from the Loans, both in its separate capacity and as a member of the integrated group, since the successful operation of Borrower and each of its Subsidiaries is dependent on the continued successful performance of the functions of the integrated group as a whole.

           4.02  Corporate Existence.  The Borrower and each of its Subsidiaries
(a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify, singly or in the aggregate, would have
a material adverse effect on its financial condition, operations or business.

            4.03 Security Documents. Each of the representations and warranties made by Borrower or any of its Subsidiaries in each of the Security Documents is true and complete in all material respects on the date hereof with the same effect as if made on the date hereof.

            4.04 Corporate Authority; No Contravention. The execution, delivery and performance of this Agreement, the Notes, the Loan Documents and all other instruments and documents to be delivered by Borrower or any of its Subsidiaries hereunder or thereunder and the creation of all Liens created under the Loan Documents are within Borrower's or its respective Subsidiaries' corporate power, have been duly authorized by all necessary or proper corporate action (including the consent of stockholders where required), are not in contravention of any agreement or indenture to which Borrower or any of its Subsidiaries is a party or by which it or any of them is bound, or of the Articles of Incorporation or By-Laws of Borrower or any of its Subsidiaries, and are not in contravention of any provision of law and the same do not require the consent or approval of any governmental body, agency, authority or any other Person which has not been obtained and a copy thereof furnished to Lender.

            4.05 Binding Effect. This Agreement and each of the other Loan Documents have been duly executed and delivered on behalf of Borrower and each of its Subsidiaries who are parties thereto and this Agreement, the Notes and each of the other Loan Documents when executed and delivered by Borrower or any Subsidiary, as the case may be, will constitute, legal, valid and binding obligations of Borrower and such Subsidiary, each enforceable against the Borrower or such Subsidiary, as the case may be, in accordance with its respective terms.

            4.06 Financial Condition. The consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as at September 30, 1994, and the related statements of income and cash flows for the nine months ended on such date, included in Borrower's Report on Form 10-Q for the quarter ended September 30, 1994, which has been filed with the Securities and Exchange Commission comply
with the requirements of Form 10-Q, are correct and present fairly the financial condition of the Borrower and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations for the nine months then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Except as disclosed in that Form 10-Q, since December 31, 1993, there has been no material adverse change in the consolidated financial condition, operations or business of Borrower and its Subsidiaries taken as a whole.

            4.07 Amdahl Agreement. The Amdahl Agreement has been duly executed and delivered by Borrower, and is a valid and binding agreement of Borrower. Borrower has been told by Amdahl verbally, and Borrower does not have any reason to disbelieve Amdahl, that the Amdahl Agreement is a valid and binding agreement of Amdahl, enforceable against Amdahl in accordance with its terms (except to the extent enforceability may be affected by bankruptcy, reorganization or similar laws affecting the rights of creditors generally or by equitable principles of general application), and Borrower has no reason to believe what Borrower has been told is not correct. All the conditions precedent to Amdahl's obligation to purchase products under the Amdahl Agreement (including general availability, as that term is defined in the Amdahl Agreement) either (a) have been fulfilled, or (b) relate to development of products which (i) is in process and (ii) Borrower believes will be fulfilled by the date contemplated by the Amdahl Agreement and in any event by January 31, 1995. Amdahl has not informed Borrower that Amdahl does not intend to purchase products from Borrower to the full extent contemplated by the Amdahl Agreement, and Borrower has no other reason to believe
Amdahl will not purchase products from Borrower to the full extent contemplated by the Amdahl Agreement. The first regular shipment of products to Amdahl under the Amdahl Agreement in the ordinary course (i.e., excluding prototypes, test products, samples and similar items) either has taken place or Borrower expects that first shipment to take place not later than January 31, 1995.

            4.08  Securities and Exchange Commission Filings.     Borrower's
annual report on Form 10-K for the year ended December 31, 1993, its quarterly report on Form 10-Q for the period ended September 30, 1994 and its definitive proxy statement dated May 13, 1994, each as filed with the Securities and Exchange Commission, each (a) contains all the information it is required by the applicable form or rules promulgated by the Securities and Exchange Commission to contain, and (b) does not include a misstatement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

            4.09 Disclosure. No representation or warranty made by Borrower or any of its Subsidiaries in this Agreement, any other Loan Document or in any other document furnished from time to time in connection herewith or therewith contains, or will contain, any misrepresentation of a material fact or omits, or will omit, to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which materially adversely affects, or which reasonably could be expected in the future to materially adversely affect, the business, operations, or financial condition of Borrower or any of its Subsidiaries or the ability of Borrower or any of its Subsidiaries to perform its obligations under this Agreement or any other Loan Document to which Borrower or any of its Subsidiaries is a party.

            ST\M  Taxes.  Except as set forth on Schedule 4.10 annexed hereto,
(i) Borrower and its Subsidiaries have filed or will cause to be filed when due (taking account of extensions) all tax returns (Federal, State or local)
 required
to be filed and paid all taxes shown thereon to be due including interest and penalties or has provided adequate reserves therefor; (ii) no material assessments which are not reserved against and are unpaid have been made against Borrower or any of its Subsidiaries by any taxing authority nor has any claim of any penalty or deficiency been made by any such authority and (iii) no Federal or other income tax return of Borrower is presently being examined by the Internal Revenue Service or any State or local tax authority nor are the results of any prior examination by the Internal Revenue Service or any State or local tax authority being contested by Borrower.

            4.11 Litigation. Except as set forth on Schedule 4.11 annexed hereto, no action, suit, proceeding or investigation is now pending or, to the knowledge of Borrower, is threatened against Borrower or any of its Subsidiaries or any of their respective property at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of the Federal or State government or of any municipal government or any agency or subdivision thereof, or before any arbitrator or panel of arbitrators (a) which, if adversely determined, may have a material adverse impact on the financial condition or business of Borrower and its Subsidiaries, taken as a whole, or could materially impair the ability of Borrower or any of its Subsidiaries to perform its Obligations hereunder or under the Loan Documents to which it is a party (except as disclosed in Borrower's annual report on Form 10-K for the year ended December 31, 1993, or its quarterly report for the period ended September 30, 1994, in either case as filed with the Securities Exchange Commission, or on
Schedule 4.11 annexed hereto) or (b) which questions or would question the validity of this Agreement or any of the Loan Documents to which Borrower or any of its Subsidiaries is a party.

            4.12 Title to Properties; Liens. Borrower and each of its Subsidiaries has good title to all of its respective assets free and clear of any
Lien except Liens in favor of Lender, Liens permitted under Article 5.05 of the Security Agreement and other Liens in favor of Lender. Borrower and each of its Subsidiaries possesses, or has the entitlement to use, all trademarks, trade names, trade styles, copyrights and patents necessary to enable Borrower and its Subsidiaries to conduct their respective businesses as they are presently being conducted or as Borrower intends that they be conducted hereafter without any infringement or conflict with the rights of any other Person.

            4.13 Indebtedness. Upon consummation of the transactions contemplated hereunder, neither Borrower nor any of its Subsidiaries will have outstanding any Indebtedness, other than Indebtedness permitted under Section 6.01(c) hereof. Neither Borrower nor any of its Subsidiaries has any contingent or long term liability or commitment which would materially adversely affect its business or its financial condition that has not been disclosed to Lender in writing.

            4.14 No Default. Neither Borrower nor any of its Subsidiaries is in violation of, or in default under, any provision of any material contract or agreement to which it is a party or is bound (including, but not limited to, the Revolving Credit Agreement (except for as provided in the Standstill Agreement for so long as the Standstill Agreement is in effect)). No Default or Event of Default has occurred and is continuing.

            4.15 ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan, and has not incurred any liability to the Pension Benefit Guaranty Corporation or a Plan under Title IV of ERISA.

            4.16 Investment Company Act. Neither Borrower nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms
are defined in the Investment Company Act of 1940, as amended.

            4.17 Subsidiaries. Schedule 4.17 annexed hereto states the name of each of Borrower's Subsidiaries, its jurisdiction of incorporation and the percentage of its voting stock owned by Borrower and/or its Subsidiaries. Borrower and each Subsidiary has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien, other than the Liens in favor of Lender and the Liens under the Subordinated Loan Agreement in favor of EFI. All such shares have been duly issued and are fully paid and non-assessable. Encore International has no assets
other than its ownership of the Subsidiaries shown on Schedule 4.17. Encore Puerto Rico has no assets (other than certain intercompany receivables and cash balances which do not exceed in the aggregate $16,800,000) and conducts no business.

            4.18 Environmental Matters. Except as described on Schedule 4.18 annexed hereto, Borrower and each of its Subsidiaries have complied in all material respects with, and are currently in compliance in all material respects with, all environmental laws, ordinances, orders or decrees of any state, Federal, municipal or other governmental authority, including any Federal, state or local governmental law, the failure to comply with which would singly or in aggregate have a material adverse effect on the consolidated financial condition, operations, business or prospects of Borrower and its Subsidiaries or on Borrower's or any Subsidiary's ability to perform its Obligations under this Agreement or any other Loan Document to which it is a party; no solid or hazardous or toxic wastes or hazardous substances (as defined in CERCLA, and the Superfund Amendments and Reauthorization Act of 1986, as amended, or under any successor or similar law or any applicable state or local law) are processed, discharged, stored, treated, disposed of, or managed at any facility owned, leased or operated by Borrower or any of its Subsidiaries or, at the request or behest of Borrower or any Subsidiary, at any adjoining site, so as to require a license, permit or authorization of any type from any governmental authority other than licenses which have been obtained or where the failure to obtain such licenses could not have a material adverse effect on Borrower and its Subsidiaries, taken as a whole. No claim has been made against Borrower or any of its Subsidiaries or, to the best of Borrower's knowledge, against any predecessor in respect of any "facility" owned, leased or operated by it, under CERCLA as amended and in effect, or under a Federal, state, local or municipal statute, ordinance or regulation in respect of the environment, or by the Environmental Protection Agency or by any Federal, state, local or municipal enforcement agency having jurisdiction over the protection of the environment, or by any private Person bringing an action in respect of or under any law designed to protect the environment.

      5.    AFFIRMATIVE COVENANTS

            (a) Section 6 of the Revolving Credit Agreement is incorporated herein by reference in its entirety, as Sections 5.01 through 5.08 hereof, with the same effect as though set forth at length herein. Any amendment to Section 6 of the Revolving Credit Agreement agreed to in writing by Lender will, unless otherwise stated in the document by which Lender agrees to the amendment, apply to this Agreement as well.

            (b) Within thirty days of the date of this Agreement, Borrower shall deliver to Lender:

            (i) an opinion by outside counsel to Borrower, in form and substance reasonably satisfactory to Lender, with respect to (i) the validity of the liens granted pursuant to the Security Documents, as amended by the Master Amendment Agreement, under the laws of the State of Florida and (ii) the non-impairment of the validity and perfection of those liens by the execution of this Agreement, the Notes and the other Loan Documents under the laws of the State of Florida;

            (ii) an opinion by Messrs. Weil, Gotshal & Manges, special counsel to Borrower, in form and substance reasonably satisfactory to Lender, with respect to (i) the validity of the liens granted pursuant to the Security Agreements, as amended by the Master Amendment Agreement, under the laws of the State of New York and (ii) the non-impairment of the validity and perfection of those liens by the execution of this Agreement, the Notes and the other Loan Documents under the laws of the State of New York;

            (iii) a good standing certificate for Borrower for the State of Florida;

            (iv)  evidence satisfactory to Lender that the liens set forth on
      Schedule 5 have been terminated; and

            (v) endorsements issued by Chicago Title Insurance Company with respect to the properties covered by the Fourth Mortgage Modification (Brevard) and Fourth Mortgage Modification (Broward) in form and substance satisfactory to the Lender in all respects.

      6.    NEGATIVE COVENANTS

            (a) Section 7 of the Revolving Credit Agreement is incorporated herein by reference in its entirety as Sections 6.01 through 6.12 hereof with the
same effect as though set forth at length herein. Any amendment to Section 7 of the Revolving Credit Agreement agreed to in writing by Lender will, unless otherwise stated in the document by which Lender agrees to the amendment, apply to this Agreement as well.

           (b) The proceeds of the Loan will not be used for any purpose other than (i) to pay principal or interest with regard to borrowings under the Revolving Credit Agreement, (ii) to fund ordinary needs of Borrower and its Subsidiaries (including, but not limited to, to pay the cost of inventory and carry accounts receivable related to Borrower's sales of products to Amdahl in accordance with the Amdahl Agreement) or (iii) for general corporate purposes.

      7.    CONDITIONS PRECEDENT


            7.01 Effectiveness of Agreement; Initial Loans. As conditions precedent to the effectiveness of this Agreement and the making of the initial Loan, Borrower shall deliver to Lender the following documents duly executed and in form and substance satisfactory to Lender and its counsel:

                  (a)   this Agreement;

                  (b)   the Master Term Note;

                  (c) the Monthly Term Notes for the September Revolving Credit Borrowings, October Revolving Credit Borrowings, November Revolving Credit Borrowings, and December Revolving Credit
      Borrowings;

                  (d)   the Master Amendment Agreement;

                  (e)   the Standstill Agreement;

                  (f) a certificate from an appropriate officer of Borrower certifying that, to the best knowledge of such officer,
      (i) the representations and warranties contained in Article 4 of this Agreement are true and complete as of the date hereof with the same effect as though made on that date, (ii) there has been no cessation of orders or deliveries under the Amdahl Agreement and
      (iii) no Default or Event of Default has occurred and is continuing or would result from the execution or delivery of this Agreement, the Notes or any other Loan Document;

                  (g) a certificate from an appropriate officer of each of Encore U.S. and Encore International certifying that, to the best knowledge of such officer, the representations and warranties contained in each of the Loan Documents to which the relevant aforementioned entity is a party, after giving effect to this Agreement and the agreements contemplated hereby, are true and complete as of the date hereof;

                  (h) a Secretary's Certificate or an Assistant Secretary's Certificate for each of Borrower, Encore U.S., Encore International and Encore Puerto Rico, certifying (i) the corporate resolutions of the Board of Directors of each entity authorizing the transactions contemplated by this Agreement and each of the documents referred to in this Section 7.01 to which each is a party,
      (ii) that there have been no changes to the By-Laws of each entity since January 28, 1991, and that such By-Laws remain in full force and effect, and (iii) that there have been no changes to the Certificate of Incorporation of each entity since delivery of such Certificate of Incorporation to Lender on or about January 28, 1991 (or the date hereof with respect to Borrower);

                  (i) good standing certificates for the following entities in the following jurisdictions:

                     (i)      Encore - Delaware;

                    (ii)      Encore U.S. - Delaware, Florida and
                              Massachusetts;

                   (iii)      Encore International - Delaware; and

                    (iv)      Encore Puerto Rico - Delaware;

                  (j)   the Fourth Mortgage Modification (Brevard);

                  (k)   the Fourth Mortgage Modification (Broward);

                  (l)   the Intellectual Property License Agreement
      Amendment;

                  (m) an opinion by Messrs. Weil, Gotshal & Manges, special counsel to Borrower, in substantially the form annexed hereto as Exhibit H-1;

                  (n) an opinion by Mary Macomber, Esq., general counsel to Borrower, in substantially the form annexed hereto as Exhibit H-2;

                  (o) a certificate of Borrower's Secretary or Assistant Secretary as to the incumbency of the officers executing this Agreement, the Notes and any other documents required hereby;

                  (p) a certificate of the Secretary or Assistant Secretary of each of Encore U.S., Encore International and Encore Puerto Rico, certifying as to the incumbency of the officers executing the agreements required to be executed hereby to which it is a party;

                  (q)   the Fourth Amended and Restated Registration Agreement;

                  (r) an instruction from Borrower to Lender, executed by an appropriate officer of Borrower, to apply proceeds of the initial Loan (which shall include the aggregate amount of the September Revolving Credit Borrowings, October Revolving Credit Borrowings, November Revolving Credit Borrowings, and December Revolving Credit Borrowings) to reduce the outstanding principal amount of the Borrowings under the Revolving Credit Agreement to $50,000,000 and to pay all accrued interest on all borrowings under the Revolving Credit Agreement which are repaid in order to accomplish that reduction; and

                  (s) such other documents and instruments as Lender may reasonably request.

            7.02 Additional Conditions to Loans. The following additional conditions shall be satisfied as conditions precedent to the effectiveness of this Agreement and making of each Loan, including the initial Loan:

                     (i) on the first Business Day of each month, commencing with January 1995, Lender shall have received a Monthly Term Note (with respect to Loans, if any, made during the previous month) payable to the order of Lender substantially in the form of Exhibit A-2;

                    (ii) no Default or Event of Default shall have occurred and be continuing;

                   (iii) all representations and warranties of Borrower herein shall be true and complete in all material respects at the date of such Loan with the same effect as though made on that date except to the extent such representations and warranties are made only as of a specific earlier date; and

                    (iv) Borrower shall have delivered to Lender such other documents and instruments as Lender may reasonably request.

      8.    EVENTS OF DEFAULT

            8.01 Events of Default. Each of the following shall constitute an Event of Default:

                  (a) Borrower shall fail to make payment when due of any Obligation (other than interest) under this Agreement or any of the Notes or Borrower shall fail to make payment of any interest under this Agreement or any of the Notes within five (5) days of the date due; or

                  (b) (i) Borrower shall fail to comply with any covenant contained in Section 5.02 to 5.08 or Section 6 of this Agreement or in Section 6 of the Pledge Agreement; or (ii) Borrower or Encore U.S. shall fail to comply with any covenant contained in Articles 4 or 5 of the Security Agreement; or (iii) any Subsidiary shall fail to comply with any covenant contained in the Subsidiary Guaranty or in Section 6 of any Subsidiary Pledge Agreement (as the terms Pledge Agreement, Subsidiary Guaranty and Subsidiary Pledge Agreement are defined in the Security Agreement) or any such covenant as to which it has agreed to be bound, and any such failure referred to in clauses (i), (ii) or (iii) shall continue for a period of five (5) days; or

                  (c) Borrower or any Subsidiary shall fail to comply with any term, condition or covenant, of or in this Agreement or in any other Loan Document except for any failure covered by (a) or (b) above, and any such failure (if capable of remedy) continues for a period of fifteen (15) days after notice thereof from Lender to Borrower; or

                  (d) Any representation or warranty made or deemed made by Borrower in this Agreement or by Borrower or any Subsidiary in any other Loan Document to which it is a party, or any certificate, financial statement or other document delivered pursuant hereto or thereto, shall be false or misleading in any material respect on any date as of which made; or

                  (e) Borrower or any Subsidiary shall become insolvent, make an assignment for the benefit of its creditors, suspend business or any voluntary or involuntary case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, relief of debtors or reorganization, shall be commenced with regard to Borrower or any Subsidiary; or

                  (f) A receiver shall be appointed for all or any material portion of the assets of Borrower or any Subsidiary; or

                  (g) One or more judgments for more than an aggregate of One Hundred Thousand Dollars ($100,000) or its equivalent in foreign currencies shall be entered against Borrower or any Subsidiary and shall not be stayed, vacated, bonded, paid, or discharged within thirty (30) days, except a judgment where the claim is fully covered by insurance and the insurance company has accepted liability therefor; or

                  (h) Any "Reportable Event" as defined under Title IV of ERISA occurs which Lender in good faith reasonably determines could constitute grounds for the termination of any Plan thereby resulting in liability to Borrower or the Pension Benefit Guaranty Corporation in excess of One Hundred Thousand Dollars ($100,000), or if the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or

                  (i) Borrower or any Subsidiary shall fail to pay any amount due with respect to any Indebtedness having an outstanding aggregate principal amount in excess of One Hundred Thousand Dollars ($100,000) or its equivalent in a foreign currency (other than Indebtedness hereunder) or any interest or premium thereon, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to any such Indebtedness or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or is required to be prepaid, prior to the stated maturity thereof; or

                  (j) Any Federal tax Lien is filed of record against Borrower and is not discharged within thirty (30) days; or

                  (k) Borrower's independent public accountants shall refuse to deliver an unqualified opinion with respect to the financial statements required by this Agreement; provided, that delivery of such an opinion with an emphasis of a matter similar to the opinions delivered prior to the date hereof shall not constitute an Event of Default; or

                  (l) There shall occur after the date hereof any material violation by Borrower or any Subsidiary of the Borrower of any Federal, State, local or municipal law, statute, ordinance, rule or regulation designed to protect the environment; or

                  (m) Any Event of Default under the Revolving Credit Agreement (as that term is defined in the Revolving Credit Agreement) shall have occurred and be continuing; or

                  (n) The termination of employment of Kenneth Fisher as Chief Executive Officer and Chairman of the Board of Directors of Borrower without the prior written consent of Lender.

           8.02 Default Remedies. Upon the occurrence of any Event of Default, Lender may declare the Loans and all other Obligations to be immediately due and payable, whereupon the same shall become so due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived; provided, however, that if the Event of Default set forth in clause (e) of subsection 8.01 shall occur, then without any notice to Borrower or any other act by Lender the Loans and all other Obligations shall become immediately due and payable. Upon the occurrence of any Event of Default, in addition to all of its other rights under this Agreement, the Security Agreement and the other Loan Documents, Lender shall have any and all rights available to it by operation of law or otherwise (which rights shall be cumulative).


      9.    GENERAL PROVISIONS

            9.01 Notices. Except as otherwise provided herein, any notice or other communication required or permitted to be given under this Agreement must be in writing and will be deemed effective when delivered in person or sent by facsimile, if promptly confirmed in writing, or on the third business day after the day on which mailed by first class mail, postage prepaid, from within the United States of America, to the following addresses:

            If to Lender:

                  Gould Electronics Inc.
                  35129 Curtis Boulevard
                  Eastlake, Ohio  44095
                  Attention:  Thomas N. Rich
                  Facsimile Number: (216) 953-5014

            With a copy to:

                  David W. Bernstein, Esq.
                  Rogers & Wells
                  200 Park Avenue
                  New York, New York  10166
                  Facsimile Number: (212) 878-8375

            If to Borrower:

                  Encore Computer Corporation
                  6901 West Sunrise Boulevard
                  Fort Lauderdale, Florida  33313
                  Attention: T. Mark Morley, Chief Financial Officer Facsimile Number: (305) 797-5719

            With a copy to:

                  Warren T. Buhle, Esq.
                  Weil, Gotshal & Manges
                  767 Fifth Avenue
                  New York, N.Y.  10153
                  Facsimile Number:  (212) 310-8007


            9.02 Amendment; Waiver. No provision of this Agreement may be amended, modified or waived except in writing signed by the party to be charged.
No failure by Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor preclude any other or future exercise thereof.

            9.03 Integration. This Agreement and the other agreements to which it refers constitute the complete agreement between Lender and Borrower with respect to the Loans. This Agreement replaces any and all proposals, commitments, promises or other agreements with respect to the affording by Lender to Borrower or any of its Subsidiaries of the Loans or any other loans to be used for the same purposes as the Loans. Nothing contained in this Agreement, however, shall limit Borrower's obligations under any Loan Document, (including, without limitation, the Security Agreement) or shall affect the rights or obligations of the Lender or the Borrower under the Revolving Credit Agreement or under any note, security agreement or other document executed by Borrower in connection therewith, or under an Intellectual Property License Agreement dated January 28, 1991 among Borrower, Encore Computer U.S. Inc. and Gould Inc.

            9.04 Successors and Assigns. This Agreement shall be binding upon and shall be enforceable by Borrower, Lender and their respective successors, except that Borrower shall have no right to assign any of its rights or delegate any of its obligations hereunder. Lender may assign to any Affiliate of Lender (or to any financial institution, with the consent of Borrower which consent shall not be unreasonably withheld) all or any part of, or any interest (undivided or divided) in, Lender's rights and benefits under this Agreement, and to the extent of that assignment such assignee shall have the same rights and benefits against Borrower hereunder as it would have had if such assignee were Lender hereunder; provided, such assignment does not result in any increase in Borrower's costs under this Agreement or any of the Notes.

            9.05  Expenses; Documentary Taxes; Indemnification.

            (a) Borrower shall reimburse Lender for all out-of-pocket expenses of Lender, including without limitation the disbursements and reasonable fees of counsel, incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the recordation and perfection of any Lien granted to Lender thereunder, (ii) the disbursement of the Loans, (iii) any amendment, waiver, modification or supplement to this Agreement or any other Loan Document, (iv) any prepayment, refinancing or other restructuring of the Loans, and (v) the administration and enforcement of this Agreement or any other Loan Document. Such expenses shall be reimbursed on demand whether or not Lender gives notice of an Event of Default or demands acceleration of the Loans or takes any other action to enforce the provisions of this Agreement or of any other Loan Document. Borrower shall indemnify Lender against any fees, transfer taxes, documentary, intangible, personal property or other taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or any other Loan Document or in connection with the perfection or recording of any Lien granted to Lender under the Security Agreement or any of the Security Documents.

                  (b) Borrower agrees to indemnify Lender and hold Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by Lender in connection with any investigative, administrative or judicial proceeding (whether or not Lender shall be designated a party thereto) relating to or arising out of this Agreement or any of the other Loan Documents or any actual or proposed use of proceeds of Loans hereunder; provided that Lender shall not have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

            9.06 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

            9.07 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction hereof.

            9.08 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE NOTES AND ALL TRANSACTIONS PROVIDED FOR HEREIN OR THEREIN SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. IF ANY SUIT IS INSTITUTED BY LENDER TO ENFORCE THIS AGREEMENT OR ANY OF THE NOTES, BORROWER HEREBY AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF AND TO THE LAYING OF VENUE IN ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO TRANSFER OR CHANGE THE VENUE FROM ANY SUCH COURT IN THE STATE OF NEW YORK OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER IN ACCORDANCE WITH THIS AGREEMENT OR ANY OF THE NOTES. IN ANY ACTION WHICH MAY BE INSTITUTED AGAINST IT ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES, BORROWER HEREBY CONSENTS TO THE SERVICE OF PROCESS BY THE MAILING THEREOF BY REGISTERED OR CERTIFIED MAIL TO THE ADDRESS SET FORTH IN SUBSECTION 9.01 ABOVE.

            9.09 WAIVER OF JURY TRIAL. EACH OF LENDER AND BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SUBSECTION HAVE BEEN BARGAINED FOR AND THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION HEREWITH.




            IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first written above.

                         ENCORE COMPUTER CORPORATION


                              By:     ROBERT P. WATSON
                              Name:   Robert P. Watson
                              Title:  Vice President


                         By:  MICHAEL C. VEYSEY
                              Name:  Michael C. Veysey
                              Title:  Senior Vice President
                         GOULD ELECTRONICS INC.

                                                     Exhibit A-1


                               MASTER TERM NOTE

$55,000,000                                                 New York, New York
                                                             December 21, 1994


            FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date
(as defined in the Uncommitted Loan Agreement, dated as of December
21, 1994, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement) the principal amount of (a) FIFTY FIVE MILLION DOLLARS ($55,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans not evidenced by Monthly Term Notes, all in accordance with the Loan Agreement.

            Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

            In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

            All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

            The date and amount of each Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and a Monthly Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Loans hereunder.

           All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

            This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

           Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ENCORE COMPUTER CORPORATION



                                          By:ROBERT P. WATSON

                                          Title:VICE PRESIDENT



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED
AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399,
PAGE 799
OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS
BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS
AMENDED.
                                     SCHEDULE OF LOANS

                 Principal
Date of          Amount of          Prepayment         Outstanding
Loan              Loan            of Principal         Balance
- ---------        -----------      ------------         ----------

                                                        Exhibit A-2


                               MONTHLY TERM NOTE
                                 [MONTH, YEAR]

$_____________                                              New York, New York
                                                         ____________ __, 1994


            FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date(as defined in the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of ________________________ DOLLARS ($_______________), all in accordance with the
Loan Agreement.

            Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

            In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

            All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

            The date and amount of each Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Loans hereunder.

           All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

            This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

           Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ENCORE COMPUTER CORPORATION



                                          By:
                                          Title:



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989
 AND RECORDED IN OFFICIAL RECORDS BOOK 16399,
PAGE 799
 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS
BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS
AMENDED.
                 Principal
Date of          Amount of          Prepayment         Outstanding
Loan              Loan            of Principal         Balance
- ---------        -----------      ------------         ----------

                                                     Exhibit B



Gould Electronics Inc.
35129 Curtis Boulevard
Eastlake, Ohio  44095
Attention:  John Monaco

Re:       Request for Loan

          Pursuant to Subsection 2.02 of the Uncommitted Loan Agreement dated as of December 21, 1994 between Encore Computer Corporation and Gould Electronics Inc. (the "Loan Agreement"), the undersigned hereby gives you irrevocable notice
that it requests that a Loan in the amount of                  Dollars ($
        ) be made on                      .

          We hereby confirm that all representations and warranties contained in
Section 10 of the Loan Agreement are true and complete in all material respects on the date hereof with the same effect as if made on the date hereof, and that no Default or Event of Default exists under the Loan Agreement as of the date hereof.

         Capitalized terms used herein but not defined shall have the respective meanings given to them in the Loan Agreement.

           Dated this      day of                    .


                                      ENCORE COMPUTER CORPORATION


                                      By:
                                         Title:

                             MONTHLY TERM NOTE
                         September 1993 Borrowings

$9,479,679.47                                            New York, New York
                                                          December 21, 1994


            FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of NINE MILLION FOUR-HUNDRED AND SEVENTY-NINE THOUSAND SIX-HUNDRED AND SEVENTY-NINE DOLLARS AND FORTY-NINE CENTS ($9,479,679.47), all in accordance with the Loan Agreement.

            Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

            In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

            All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806,
Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

            The date and amount of each Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Loans hereunder.

            All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

            This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

            Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ENCORE COMPUTER CORPORATION



                                          By: ROBERT P. WATSON
                                          Title:  VICE PRESIDENT



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                             MONTHLY TERM NOTE
                          October 1993 Borrowings

$9,879,978.83                                            New York, New York
                                                          December 21, 1994


            FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of NINE MILLION EIGHT-HUNDRED AND SEVENTY-NINE THOUSAND NINE-HUNDRED AND SEVENTY-EIGHT DOLLARS AND EIGHTY-THREE CENTS ($9,879,978.83), all in accordance with the Loan Agreement.

            Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

            In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

            All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806,
Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

            The date and amount of each Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Loans hereunder.

            All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

            This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

            Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ENCORE COMPUTER CORPORATION



                                          By: ROBERT P. WATSON
                                          Title:  VICE PRESIDENT




FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                             MONTHLY TERM NOTE
                         November 1993 Borrowings

$10,166,254.35                                           New York, New York
                                                          December 21, 1994


            FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of TEN MILLION ONE-HUNDRED AND SIXTY-SIX THOUSAND TWO-HUNDRED AND FIFTY-FOUR DOLLARS AND THIRTY-FIVE CENTS ($10,166,254.35), all in accordance with the Loan Agreement.

            Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

            In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

            All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806,
Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

            The date and amount of each Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Loans hereunder.

            All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

            This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

            Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ENCORE COMPUTER CORPORATION



                                       By: ROBERT P. WATSON
                                          Title:  VICE PRESIDENT



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                             MONTHLY TERM NOTE
                 December 1 - December 21, 1993 Borrowings

$8,262,450.54                                            New York, New York
                                                          December 21, 1994


            FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of EIGHT MILLION TWO-HUNDRED AND SIXTY-TWO THOUSAND FOUR-HUNDRED AND FIFTY DOLLARS AND FIFTY-FOUR CENTS ($8,262,450.54), all in accordance with the Loan Agreement.

            Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

            In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

            All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806,
Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

            The date and amount of each Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Loans hereunder.

            All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

            This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

            Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ENCORE COMPUTER CORPORATION



                                        By: ROBERT P. WATSON
                                          Title:  VICE PRESIDENT



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                             MASTER TERM NOTE

$55,000,000                                              New York, New York
                                                          December 21, 1994


            FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement) the principal amount of (a) FIFTY FIVE MILLION DOLLARS ($55,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans not evidenced by Monthly Term Notes, all in accordance with the Loan Agreement.

            Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

            In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

            All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806,
Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

            The date and amount of each Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and a Monthly Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Loans hereunder.

            All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

            This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

            Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ENCORE COMPUTER CORPORATION



                                        By: ROBERT P. WATSON
                                          Title:  VICE PRESIDENT



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

      FIFTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT


          THIS FIFTH MODIFICATION OF MORTGAGE AND SECURITY
AGREEMENT (this "Agreement") dated as of the 17 day of March, 1995, by and between ENCORE COMPUTER U.S., INC., a Delaware corporation, having an office at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33340-9148 ("Mortgagor") and GOULD ELECTRONICS INC., an Ohio corporation, having an office at 35129 Curtis
Boulevard, Eastlake, Ohio  44095 ("Mortgagee").

                        R E C I T A L S:

          WHEREAS, Mortgagee is the holder of that certain Mortgage and Security Agreement, dated as of April 27, 1989, recorded in Official Records Book 16399, Page 799 of the Public Records of Broward County, Florida, as modified by that certain Mortgage Modification Agreement, dated as of January 28, 1991, recorded in Official Records Book 18121, Page 256, of the Public Records of Broward County, Florida, as further modified and spread by that certain Mortgage Modification and Spreader Agreement, dated as of May 23, 1991, recorded in Official Records Book 18445, Page 360 of the Public Records of Broward County, Florida and in Official Records Book 3130, Page 1558 of the Public Records of Brevard County, Florida, as further modified by that certain Third Modification of Mortgage and Security Agreement, dated as of March 31, 1992, recorded in the Official Records Book 19636, Page 54 of the Public Records of Broward County, Florida and in Official Records Book 3211, at Page 3811 of the Public Records of Brevard County, Florida, and as further modified by that certain Fourth Modification of Mortgage and Security Agreement recorded in Official Records Book 23107, Page 403 of the Public Records of Broward County, Florida and in Official Records Book 3452, Page 4683 of the Public Records of Brevard County, Florida (collectively, the "Mortgage"), which Mortgage was assigned by Gould Inc. to Mortgagee pursuant to the terms of that certain Assignment of Mortgage dated as of January 31, 1994, recorded in Official Records Book 23107, Page 400 of the Public Records of Broward County, Florida and in Official Records Book 3452, Page 4680 of the Public Records of Brevard County, Florida.

          WHEREAS, Encore Computer Corporation ("ECC") and Gould Inc. ("Gould") have entered into an Amended and Restated Loan Agreement dated as of March 31, 1992 (the "Amended and Restated Loan Agreement"), amending and restating in its entirety that certain Revolving Loan Agreement, dated as of January 28, 1991, as amended by a letter agreement dated April 12, 1991, and by a First Amendment to Revolving Loan Agreement dated as of May 23, 1991 (collectively, the "Revolving Loan Agreement"). Pursuant to the Amended and Restated Loan Agreement, Mortgagee agreed, among other things, to (i) convert the principal amount outstanding under the revolving loan facility provided for in the Revolving Loan Agreement to a term loan ("Term Loan") as evidenced by two (2) Renewal Term Notes, each dated as of March 31, 1992, and each in the principal amount of $25,000,000, made by ECC payable to the order of Gould (the "Renewal Term Notes") and (ii) establish a new revolving credit facility for the benefit of ECC as evidenced by a certain Second Amended and Restated Revolving Loan Note, dated March 31, 1992 in the principal amount of $10,000,000 made by ECC to Gould ("Second Amended and Restated Revolving Loan Note");


          WHEREAS, ECC and Gould have heretofore entered into the following amendments to the Amended and Restated Loan Agreement:
(i) First Amendment to the Revolving Loan Agreement, dated October 5, 1992, whereby the maximum amount of the revolving credit facility was increased to $15,000,000, as evidenced by that certain Third Amended and Restated Revolving Note, dated October 5, 1992 in the principal amount of $15,000,000, (ii) Amendment Agreement, dated April 12, 1993, whereby the maximum amount of the revolving credit facility was increased to $35,000,000, as evidenced by that certain Fourth Amended and Restated Loan Note, dated April 1, 1993, in the principal amount of $35,000,000 ("April, 1993 Credit Facility") and (iii) Amendment to Loan Agreement, dated as of April 11, 1994, whereby the maximum amount of the revolving credit facility was increased to $50,000,000, as evidenced by that certain Fifth Amended and Restated Revolving Loan Note dated April 11, 1994 (the "Fifth Amended and Restated Revolving Note") in the principal amount of $50,000,000;

          WHEREAS, ECC and Mortgagee have entered into a certain Master Purchase Agreement, dated as of February 3, 1994, pursuant to which (i) the entire outstanding principal balance of the Term Loan in the amount of $50,000,000 and (ii) $15,394,645.67 of the entire outstanding principal balance due under the April, 1993 Credit Facility, as well as $34,615,354.33 of unsecured loans not specifically made under the Amended and Restated Loan Agreement, were exchanged by Gould for shares of stock of ECC (the "Recapitalization"). Immediately following the Recapitalization approximately $19,100,000 remained outstanding under the April, 1993 Credit Facility;

          WHEREAS, ECC and Mortgagee have heretofore entered into an Uncommitted Loan Agreement (the "Uncommitted Loan Agreement"), dated as of December 21, 1994, whereby Mortgagee made a series of loans to ECC in the aggregate amount of $55,000,000 (the "Uncommitted Loan"). The Uncommitted Loan was originally evidenced by a Master Term Note dated December 21, 1994 in the principal amount of $55,000,000 ("Master Note"), which Master Note was replaced and substituted by the following Monthly Term Notes (each a "Monthly Term Note"), aggregating $55,000,000, as provided by the terms of the Uncommitted Loan Agreement: (i) Monthly Term Note, dated September 21, 1994 in the aggregate principal amount of $9,479,679.47, (ii) Monthly Term Note, dated December 21, 1994, in the aggregate principal amount of $9,879,978.83, (iii) Monthly Term Note, dated December 21, 1994 in the aggregate principal amount of $10,166,254.35, (iv) Monthly Term Note, dated December 21, 1994 in the aggregate principal amount of $10,166,254.35 and (v)
                                           ;

          WHEREAS, ECC and Mortgagee have entered into as of the date hereof that certain Master Purchase Agreement whereby the entire indebtedness evidenced by the Fifth Amended and Restated Revolving Loan Note was exchanged by Mortgagee for shares of Series F Convertible Preferred Stock of ECC;

          WHEREAS, ECC and Mortgagee have entered into as of the date hereof that certain Amended and Restated Credit Agreement (the "March '95 Credit Agreement"), whereby Mortgagee has agreed to amend and restate the Uncommitted Loan Agreement in its entirety and make certain revolving credit loans to ECC not to exceed in the principal aggregate amount $25,000,000. The obligations due under the March '95 Credit Agreement are to be evidenced by a Master Revolving Note, dated March 17, 1995, in the principal amount of $25,000,000 (the "Master Revolving Note") and certain Monthly Revolving Term Notes to be delivered by ECC to Mortgagee pursuant to the terms of the March '95 Credit Agreement (the "Monthly Revolving Term Notes").

          WHEREAS, the Mortgage now secures, among other things, the repayment of all indebtedness and any other sums due or to become due under the terms of the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement, the Subsidiary Guaranty and the Security Documents (as such terms are defined in the Mortgage), the Fifth Amended and Restated Revolving Note, the Master Note and each of the Monthly Term Notes;

          WHEREAS, Mortgagor and Mortgagee now desire to secure (i) all Obligations and Indebtedness (as such terms are defined in the March '95 Credit Agreement) arising or becoming due under the March '95 Credit Agreement, (ii) the Master Revolving Note and (iii) the Monthly Revolving Term Notes; and

          WHEREAS, the Mortgage presently encumbers certain Real
Estate (as defined in the Mortgage) owned by Mortgagor located in Brevard and Broward Counties, Florida (collectively, the
"Properties"), which are described on Exhibit A attached hereto and made a part hereof.

          NOW, THEREFORE, in consideration of the sum of one ($1.00) dollar in hand paid by Mortgagee to Mortgagor and other good and valuable consideration paid by Mortgagor to Mortgagee, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and agreements set forth herein, Mortgagor and Mortgagee hereby agree as follows:

          1. All references in the Mortgage to the "Renewal Term Note" shall mean and refer to the Fifth Amended and Restated Revolving Note, the Master Note, the Monthly Term Notes, the Master Revolving Note and the Monthly Revolving Term Notes and all subsequent amendments, modifications, extensions and renewals thereof. All references to the Amended and Restated Loan Agreement shall mean and refer to the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement and the March '95 Credit Agreement and all subsequent amendments, modifications, extensions and renewals thereof.

          2. Mortgagor and Mortgagee hereby confirm that the Mortgage secures:

               (a) repayment of all principal and payment of all interest, prepayment premiums, if any, other charges arising under or evidenced by the Fifth Amended and Restated Revolving Note, the Master Note, the Monthly Term Notes, the Master Revolving Note and the Monthly Revolving Term Notes the terms of which are hereby made part of the Mortgage, and all other sums due or to become due under said Notes, and any renewals, extensions, modifications, amendments or restatements thereof, and the payment of all sums payable under the Mortgage as modified by this Agreement, the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement, the March '95 Credit Agreement, the Subsidiary Guaranty or the Security Documents (the foregoing together with all other amounts secured hereby as otherwise set forth herein being hereinafter collectively referred to as the "Indebtedness") (including any and all additional advances made by Mortgagee pursuant to the provisions of the Mortgage, the Security Agreement, the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement, the March '95 Credit Agreement or the Security Documents (1) to protect or preserve the Mortgaged Property or the lien and security interests of the Mortgage and the Security Documents on or in the Mortgaged Property or (2) for taxes, assessments or insurance premiums); provided, however, that in no event shall the Mortgage secure an amount of the Indebtedness exceeding $1,000,000 and it is agreed that Mortgagee shall have the right to select any portion of the Indebtedness in an amount not to exceed $1,000,000 to be secured by the Mortgage, and that such selection may be made at any time; and

               (b)  the performance and observance of all
covenants, agreements, conditions, obligations or liabilities of Mortgagor under or pursuant to the Mortgage and the performance of the Obligations.

          3. With respect to the Master Revolving Note and the Monthly Revolving Term Notes, Mortgagor and Mortgagee hereby confirm that the Mortgage is given to secure not only the amount advanced on the date hereof, but also such future advances, up to a total indebtedness of $25,000,000, as may be made within twenty
(20) years from the date hereof, plus interest thereon, and any disbursements made by the Mortgagee for the payment of taxes, insurance or other liens on the property encumbered by the Mortgage, with interest on such disbursements, which advances shall be secured hereby to the same extent as if such future advances were made this date. The total amount of Indebtedness secured hereby may increase or decrease from time to time. The provisions of this paragraph shall not be construed to imply any obligation on Mortgagee to make any future advances, it being the intention of the parties that any future advances shall be solely at the discretion and option of the Mortgagee, subject to the terms of the March '95 Credit Agreement. Any reference to the Master Revolving Note and the Monthly Revolving Term Notes in the Mortgage shall be construed to reference any future advances made pursuant to this paragraph.

          4. Except as specifically modified hereby, all of the terms, covenants and conditions contained in the Mortgage are hereby ratified and confirmed in all respects and shall remain in full force and effect.

          5. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Mortgage.

          6. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          7. Mortgagor represents and warrants to Mortgagee that Mortgagor has no counterclaims, defenses or offsets to (i) the March '95 Credit Agreement, the Uncommitted Loan Agreement or the Amended and Restated Loan Agreement or (ii) the Mortgage, as modified by this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first above written.

Signed, Sealed and           ENCORE COMPUTER U.S., INC.
delivered in the
presence of:

WITNESS: MARIE WIDO              By:
         JANE SCHACHTMAN         Name:  ROBERT P. WATSON
                                Title:  VICE PRESIDENT


                                                 (corp. seal)
Name:
                             GOULD ELECTRONICS INC.


                             By:
                                Name:  MICHAEL C. VEYSEY
                                Title: SENIOR VICE PRESIDENT
Name:ANDREA L. SCHUETTE
     MARY C. DARNELL

                                                 (corp. seal)
Name:
STATE OF FLORIDA    )
                    )    ss.:
COUNTY OF BROWARD   )


     The foregoing instrument was acknowledged before me this 17 day of March, 1995 by ROBERT P. WATSON, as Vice President of Encore Computer U.S., Inc., a Delaware corporation, on behalf of the corporation. He _X__ (a) is personally known to me, or ___ (b) has produced _______________________________ as identification and did/did not take an oath.


                        JUDITH R. LASSITER
                         Notary Public - State of FL
                         Name:JUDITH R. LASSITER
                                   (Print Name)

                                                  (Seal)
My commission expires:11/28/97

 STATE OF OHIO  )
               )    ss.:
COUNTY OF LAKE )


     The foregoing instrument was acknowledged before me this 16 day of March, 1995 by MICHAEL C. VEYSEY, as Senior Vice President, General Counsel and Secretary of Gould Electronics Inc., an Ohio corporation, on behalf of the corporation. He _X__ (a) is personally known to me, or ___ (b) has produced _____________________ as identification and did/did not take an oath.


                         ANDREA L. SCHUETTE
                      Notary Public - State of OHIO
                         Name: ANDREA L. SCHUETTE
                                   (Print Name)

                                                  (Seal)
My commission expires:



THIS INSTRUMENT PREPARED BY:


Rogers & Wells
200 Park Avenue
New York, New York  10166
Att'n: Craig M. Lieberman, Esq.

     FOURTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT


          THIS FOURTH MODIFICATION OF MORTGAGE AND SECURITY
AGREEMENT (this "Agreement") dated as of the 21st day of December, 1994, by and between ENCORE COMPUTER U.S., INC., a Delaware corporation, having an office at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33340-9148 ("Mortgagor") and GOULD ELECTRONICS INC., an Ohio corporation, having an office at 35129 Curtis
Boulevard, Eastlake, Ohio  44095 ("Mortgagee").

                        R E C I T A L S:

          WHEREAS, Mortgagee is the holder of that certain Mortgage and Security Agreement, dated as of March 23, 1990, recorded in Official Records Book 3051, Page 3289 of the Public Records of Brevard County, Florida, as modified by that certain Mortgage Modification Agreement, dated as of January 28, 1991, recorded in Official Records Book 3107, Page 2896, of the Public Records of Brevard County, Florida, as further modified and spread by that certain Mortgage Modification and Spreader Agreement, dated as of May 23, 1991, recorded in Official Records Book 3130, Page 1566 of the Public Records of Brevard County, Florida and in Official Records Book 18445, Page 368 of the Public Records of Broward County, Florida, and as further modified by that certain Third Modification of Mortgage and Security Agreement, dated as of March 31, 1992, recorded in the Official Records Book 3211, Page 3802 of the Public Records of Brevard County, Florida and in Official Records Book 19636, Page 63 of the Public Records of Broward County, Florida (collectively, the "Mortgage"), which Mortgage was assigned by Gould Inc. to Mortgagee pursuant to the terms of that certain Assignment of Mortgage dated as of January 31, 1994, which Assignment is being recorded in the Public Records of Brevard County, Florida immediately prior to recordation of this Fourth Modification of Mortgage;

          WHEREAS, Encore Computer Corporation ("ECC") and Gould Inc. ("Gould") have entered into an Amended and Restated Loan Agreement dated as of March 31, 1992 (the "Amended and Restated Loan Agreement"), amending and restating in its entirety that certain Revolving Loan Agreement, dated as of January 28, 1991, as amended by a letter agreement dated April 12, 1991, and by a First Amendment to Revolving Loan Agreement dated as of May 23, 1991 (collectively, the "Revolving Loan Agreement"). Pursuant to the Amended and Restated Loan Agreement, Mortgagee agreed, among other things, to (i) convert the principal amount outstanding under the revolving loan facility provided for in the Revolving Loan Agreement to a term loan ("Term Loan") as evidenced by two (2) Renewal Term Notes, each dated as of March 31, 1992, and each in the principal amount of $25,000,000, made by ECC payable to the order of Gould (the "Renewal Term Notes") and (ii) establish a new revolving credit facility for the benefit of ECC as evidenced by a certain Second Amended and Restated Revolving Loan Note, dated March 31, 1992 in the principal amount of $10,000,000 made by ECC to Gould ("Second Amended and Restated Revolving Loan Note");


          WHEREAS, ECC and Gould have heretofore entered into the following amendments to the Amended and Restated Loan Agreement:
(i) First Amendment to the Revolving Loan Agreement, dated October 5, 1992, whereby the maximum amount of the revolving credit facility was increased to $15,000,000, as evidenced by that certain Third Amended and Restated Revolving Note, dated October 5, 1992 in the principal amount of $15,000,000, (ii) Amendment Agreement, dated April 12, 1993, whereby the maximum amount of the revolving credit facility was increased to $35,000,000, as evidenced by that certain Fourth Amended and Restated Loan Note, dated April 1, 1993, in the principal amount of $35,000,000 ("April, 1993 Credit Facility") and (iii) Amendment to Loan Agreement, dated as of April 11, 1994, whereby the maximum amount of the revolving credit facility was increased to $50,000,000, as evidenced by that certain Fifth Amended and Restated Revolving Loan Note dated April 11, 1994 (the "Fifth Amended and Restated Revolving Note") in the principal amount of $50,000,000;

          WHEREAS, ECC and Mortgagee have entered into a certain Master Purchase Agreement, dated as of February 3, 1994, pursuant to which (i) the entire outstanding principal balance of the Term Loan in the amount of $50,000,000 and (ii) $15,394,645.67 of the entire outstanding principal balance due under the April, 1993 Credit Facility, as well as $34,615,354.33 of unsecured loans not specifically made under the Amended and Restated Loan Agreement, were exchanged by Gould for shares of stock of ECC (the "Recapitalization"). Immediately following the Recapitalization approximately $19,100,000 remained outstanding under the April, 1993 Credit Facility;

          WHEREAS, ECC and Mortgagee have entered into an Uncommitted Loan Agreement (the "Uncommitted Loan Agreement"), dated as of December 21, 1994, whereby Mortgagee may in its sole discretion loan ECC up to $55,000,000 (the "Uncommitted Loan"). The Uncommitted Loan is evidenced by a Master Term Note dated December 21, 1994 in the principal amount of $55,000,000 ("Master Note") and Monthly Term Notes ("Monthly Term Notes") which may be given in substitution thereof as provided by the terms of the Uncommitted Loan Agreement;

          WHEREAS, the Mortgage now secures, among other things, the repayment of all indebtedness and any other sums due or to become due under the terms of the Amended and Restated Loan Agreement, the Subsidiary Guaranty and the Security Documents (as such terms are defined in the Mortgage);

          WHEREAS, Mortgagor and Mortgagee now desire to secure the Fifth Amended and Restated Revolving Note, the Master Note, and any other notes substituted in lieu thereof, including the Monthly Term Notes; and

          WHEREAS, the Mortgage presently encumbers certain Real
Estate (as defined in the Mortgage) owned by Mortgagor located in Brevard and Broward Counties, Florida (collectively, the
"Properties"), which are described on Exhibit A attached hereto and made a part hereof.

          NOW, THEREFORE, in consideration of the sum of one ($1.00) dollar in hand paid by Mortgagee to Mortgagor and other good and valuable consideration paid by Mortgagor to Mortgagee, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and agreements set forth herein, Mortgagor and Mortgagee hereby agree as follows:

          1. All references in the Mortgage to the "Renewal Term Note" shall mean and refer to the Fifth Amended and Restated Revolving Note, the Master Note, the Monthly Term Notes and all subsequent amendments, modifications, extensions and renewals thereof. All references to the Amended and Restated Loan Agreement shall mean and refer to the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement and all subsequent amendments, modifications, extensions and renewals thereof.

          2. Mortgagor and Mortgagee hereby confirm that the Mortgage secures:

               (a) repayment of all principal and payment of all interest, prepayment premiums, if any, other charges arising under or evidenced by the Fifth Amended and Restated Revolving Note, the Master Note, and the Monthly Term Notes, the terms of which are hereby made part of the Mortgage, and all other sums due or to become due under said Notes, and any renewals, extensions, modifications, amendments or restatements thereof, and the payment of all sums payable under the Mortgage as modified by this Agreement, the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement, the Subsidiary Guaranty or the Security Documents (the foregoing together with all other amounts secured hereby as otherwise set forth herein being hereinafter collectively referred to as the "Indebtedness") (including any and all additional advances made by Mortgagee pursuant to the provisions of the Mortgage, the Security Agreement, the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement or the Security Documents
(1) to protect or preserve the Mortgaged Property or the lien and security interests of the Mortgage and the Security Documents on or in the Mortgaged Property or (2) for taxes, assessments or insurance premiums); provided, however, that in no event shall the Mortgage secure an amount of the Indebtedness exceeding $4,000,000 and it is agreed that Mortgagee shall have the right to select any portion of the Indebtedness in an amount not to exceed $4,000,000 to be secured by the Mortgage, and that such selection may be made at any time; and

               (b)  the performance and observance of all
covenants, agreements, conditions, obligations or liabilities of Mortgagor under or pursuant to the Mortgage and the performance of the Obligations.

          3. With respect to the Fifth Amended and Restated Revolving Note, Mortgagor and Mortgagee hereby confirm that the Mortgage is given to secure not only the amount advanced on the date hereof, but also such future advances, up to a total indebtedness of $50,000,000, as may be made within twenty (20) years from the date hereof, plus interest thereon, and any disbursements made by the Mortgagee for the payment of taxes, insurance or other liens on the property encumbered by the Mortgage, with interest on such disbursements, which advances shall be secured hereby to the same extent as if such future advances were made this date. The total amount of Indebtedness secured hereby may increase or decrease from time to time. The provisions of this paragraph shall not be construed to imply any obligation on Mortgagee to make any future advances, it being the intention of the parties that any future advances shall be solely at the discretion and option of the Mortgagee, subject to the terms of the Amended and Restated Loan Agreement. Any reference to the Fifth Amended and Restated Revolving Note in the Mortgage shall be construed to reference any future advances made pursuant to this paragraph.

          4. Except as specifically modified hereby, all of the terms, covenants and conditions contained in the Mortgage are hereby ratified and confirmed in all respects and shall remain in full force and effect.

          5. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Mortgage.

          6. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          7. Mortgagor represents and warrants to Mortgagee that Mortgagor has no counterclaims, defenses or offsets to (i) the Uncommitted Loan Agreement or the Amended and Restated Loan
Agreement or (ii) the Mortgage, as modified by this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first above written.

Signed, Sealed and           ENCORE COMPUTER U.S., INC.
delivered in the
presence of:

WITNESS:   MARIE WIDO


                               Name:  ROBERT P. WATSON
                                Title:  VICE PRESIDENT


                                                 (corp. seal)
Name:ANDREA L. SCHUETTE
      MARY C. DARNELL
                             GOULD ELECTRONICS INC.


                             By:
                                Name:  MICHAEL C. VEYSEY
                                Title: SENIOR VICE PRESIDENT

                                                 (corp. seal)
Name:
STATE OF FLORIDA    )
                    )    ss.:
COUNTY OF _________ )


     The foregoing instrument was acknowledged before me this ____________ day of December, 1994 by _________________________, as
____________________ of Encore Computer U.S., Inc., a Delaware corporation, on behalf of the corporation. He (a) is personally known to me, or (b) has produced _______________________________ as identification and did/did not take an oath.


                         _____________________________________
                         Notary Public - State of ____________
                         Name:________________________________
                                   (Print Name)

                                                  (Seal)
My commission expires:

STATE OF OHIO  )
                    )    ss.:
COUNTY OF _________ )


     The foregoing instrument was acknowledged before me this ____________ day of December, 1994 by _________________________, as
____________________ of Gould Electronics Inc., a Delaware corporation, on behalf of the corporation. He/she ___ (a) is personally known to me, or ___ (b) has produced _____________________ as identification and did/did not take an oath.


                         _____________________________________
                         Notary Public - State of ____________
                         Name:________________________________
                                   (Print Name)

                                                  (Seal)
My commission expires:



THIS INSTRUMENT PREPARED BY:


Rogers & Wells
200 Park Avenue
New York, New York  10166
Att'n: Craig M. Lieberman, Esq.

                                                 Exhibit C-1

     FOURTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT
                             BETWEEN
                   ENCORE COMPUTER U.S., INC.,
                            Mortgagor
                               AND
                     GOULD ELECTRONICS INC.,
                            Mortgagee
                 Dated: as of December 21, 1994



                     BREVARD COUNTY, FLORIDA

                      NOTES TO TAX EXAMINER

          THIS FOURTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT (THIS "AGREEMENT") MODIFIES THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA,
AS MODIFIED BY THAT CERTAIN MORTGAGE MODIFICATION AGREEMENT, RECORDED IN OFFICIAL RECORDS BOOK 3107, PAGE 2896 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA,
AS FURTHER MODIFIED AND SPREAD BY THAT CERTAIN MORTGAGE MODIFICATION AND
SPREADER
AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 3130, PAGE 1566 OF THE PUBLIC
RECORDS
OF BREVARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 18445, PAGE 368 OF
THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND AS FURTHER MODIFIED BY THAT CERTAIN
THIRD MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT, RECORDED IN OFFICIAL RECORDS
BOOK 3211, PAGE 3802 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA AND
IN OFFICIAL RECORDS BOOK 19636, PAGE 63 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA (COLLECTIVELY, THE "MORTGAGE"). MORTGAGEE, AS SAME IS DEFINED IN THIS AGREEMENT, BY ACCEPTANCE AND RECORDING OF THIS AGREEMENT AGREES THAT THE MAXIMUM AMOUNT THAT MAY BE RECOVERED UNDER THE LIEN CREATED BY THE MORTGAGE SHALL REMAIN LIMITED TO $4,000,000. THE PROPER FLORIDA DOCUMENTARY STAMP TAX AND FLORIDA INTANGIBLE TAX
HAVE BEEN PAID ON THE MORTGAGE AS HERETOFORE MODIFIED TO THE CLERK
OF COURT, BREVARD COUNTY, FLORIDA AT THE TIME OF THE RECORDING OF THE MORTGAGE RECORDED IN
 OFFICIAL RECORDS BOOK 3051, AT PAGE 3289 AND THE MORTGAGE MODIFICATION
AGREEMENT
 RECORDED IN OFFICIAL RECORDS BOOK 3107, AT PAGE 2896, BOTH OF THE PUBLIC RECORDS OF
 BREVARD COUNTY, FLORIDA, AND NO ADDITIONAL FLORIDA DOCUMENTARY STAMP TAX
OR FLORIDA
 INTANGIBLE TAX IS REQUIRED TO BE PAID IN CONNECTION WITH THE RECORDING
OF THIS AGREEMENT IN THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA.
                                                                  Exhibit C-2


      FIFTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT
                             BETWEEN
                   ENCORE COMPUTER U.S., INC.,
                            Mortgagor
                               AND
                     GOULD ELECTRONICS INC.,
                            Mortgagee
                  Dated: as of March 17_, 1995



                     BROWARD COUNTY, FLORIDA

                      NOTES TO TAX EXAMINER

          THIS FIFTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT (THIS "AGREEMENT") MODIFIES THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA,
 AS MODIFIED BY THAT CERTAIN MORTGAGE MODIFICATION AGREEMENT, RECORDED IN OFFICIAL RECORDS BOOK 18121, PAGE 256 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA,
AS FURTHER MODIFIED AND SPREAD BY THAT CERTAIN MORTGAGE MODIFICATION AND
SPREADER
AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 18445, PAGE 360 OF THE PUBLIC RECORDS OF
 BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3130, PAGE 1558 OF
THE PUBLIC
 RECORDS OF BREVARD COUNTY, FLORIDA, AS FURTHER MODIFIED BY THAT CERTAIN
THIRD
MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT, RECORDED IN OFFICIAL RECORDS
BOOK
19636, PAGE 54 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS
BOOK 3211, AT PAGE 3811 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA AND
AS FURTHER MODIFIED BY THAT CERTAIN FOURTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT
RECORDED IN OFFICIAL RECORDS BOOK 23107, PAGE 403 OF THE PUBLIC RECORDS
OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3452, PAGE 4683 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA (COLLECTIVELY, THE "MORTGAGE"); WHICH MORTGAGE
HAVING BEEN ASSIGNED TO GOULD ELECTRONICS INC. BY ASSIGNMENT OF MORTGAGE
RECORDED
IN OFFICIAL RECORDS BOOK 23107, PAGE 400 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA
 AND IN OFFICIAL RECORDS BOOK 3452, PAGE 4680 OF THE PUBLIC RECORDS
OF BREVARD COUNTY, FLORIDA. MORTGAGEE, AS SAME IS DEFINED IN THIS AGREEMENT, BY ACCEPTANCE
AND RECORDING OF THIS AGREEMENT AGREES THAT THE MAXIMUM AMOUNT THAT MAY
BE RECOVERED UNDER THE LIEN CREATED BY THE MORTGAGE SHALL REMAIN LIMITED TO $1,000,000. THE PROPER FLORIDA DOCUMENTARY STAMP TAX AND FLORIDA INTANGIBLE TAX HAVE
 BEEN PAID ON THE MORTGAGE AS HERETOFORE MODIFIED TO THE CLERK OF COURT, BROWARD COUNTY, FLORIDA
AT THE TIME OF THE RECORDING OF THE MORTGAGE RECORDED IN OFFICIAL
RECORDS BOOK 16399,
 AT PAGE 799 AND THE MORTGAGE MODIFICATION AGREEMENT RECORDED IN
OFFICIAL RECORDS BOOK 18121, AT PAGE 256, BOTH OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AND NO ADDITIONAL FLORIDA DOCUMENTARY STAMP TAX OR FLORIDA INTANGIBLE TAX IS REQUIRED TO BE PAID IN CONNECTION WITH THE RECORDING OF THIS AGREEMENT IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

                                                  EXHIBIT D


                   MASTER AMENDMENT AGREEMENT

          MASTER AMENDMENT AGREEMENT, dated as of December 21, 1994, among Encore Computer Corporation ("ECC"), Encore Computer International, Inc. ("Encore International"), Encore Computer U.S., Inc. ("Encore U.S."), Encore Computer de Puerto Rico, Inc. ("Encore Puerto Rico") and Gould Electronics Inc. ("Gould").

          WHEREAS, Gould is willing to lend up to $55,000,000 to ECC pursuant to the terms of the Uncommitted Loan Agreement, dated as of the date hereof, between Gould and ECC (as amended, modified and otherwise supplemented from time to time, the "Term Loan Agreement");

          WHEREAS, it is a condition precedent to the obligation of Gould to make loans to ECC under the Loan Agreement that ECC, Encore International, Encore U.S. and Encore Puerto Rico shall have executed and delivered this Master Amendment Agreement to Gould;

          WHEREAS, ECC, Encore U.S. and Gould (as assignee of Gould Inc.) have entered into the Amended and Restated General Security Agreement, dated as of January 28, 1991 (as amended, modified and otherwise supplemented from time to time, the "General Security Agreement"; capitalized terms defined in the General Security Agreement are used herein as therein defined);

          WHEREAS, the parties hereto desire to amend the Security Documents so that each such Security Document secures the obligations of ECC to Gould under the Term Loan Agreement in addition to the obligations of ECC to Gould under the Revolving
Loan Agreement;

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


          1. Amendment to General Security Agreement. (a) Section 1 of the General Security Agreement is hereby amended by:

     (a) amending and restating the definition of "Event of Default" as follows:

     "'Event of Default' shall mean the collective reference to an Event of Default (as defined in the Revolving Loan Agreement) and an Event of Default (as defined in the Term Loan
     Agreement).";

     (b) amending and restating the definition of "Note" as follows:

     "'Notes' shall mean the collective reference to the Note (as defined in the Revolving Loan Agreement) and the Note (as defined in the Term Loan Agreement).";

     (c) amending and restating the definition of "Loan Documents" as follows:

     "'Loan Documents' shall mean the collective reference to the Loan Documents (as defined in the Revolving Loan Agreement) and the Loan Documents (as defined in the Term Loan
     Agreement).";

     (d) amending and restating the definition of "Obligations" as follows:

     "'Obligations' shall mean the collective reference to Obligations (as defined in the Revolving Loan Agreement) and
     Obligations (as defined in the Term Loan Agreement)."; and

     (e) inserting after the definition of "Technology License" the following definitions:

     "'Term Loan Agreement' shall mean the Loan Agreement, dated as of the date hereof, between ECC and Gould, as the same may be amended, modified, supplemented, extended or renewed from time to time."

     "'Term Loan Note' shall have the meaning given to the term
     Note in the Term Loan Agreement."

(b)  Each reference to the term "Note" in the General Security
Agreement shall be amended to refer to "Notes".

(c) Section 2.01 of the General Security Agreement is hereby amended by inserting the phrase ", under the Term Loan Agreement"
immediately after the phrase "Revolving Loan Agreement" appearing
in the   second sentence thereof.

(d) Section 2.02 of the General Security Agreement is hereby amended by inserting the phrase "and under the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the second line thereof.

(e) Section 2.03 of the General Security Agreement is hereby amended by inserting the phrase "and under the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the last line thereof.

(f) Section 2.05 of the General Security Agreement is hereby amended by inserting the phrase "and the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the fourth line thereof.

(g) Section 4.04 of the General Security Agreement is hereby amended by inserting the phrase ", the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the fifth line thereof.

(h) Section 5.05(c) of the General Security Agreement is hereby amended by inserting the phrase ", the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the eighth line thereof.

(i) Section 6.02 of the General Security Agreement is hereby amended by inserting the phrase "or Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the ninth line thereof.

(j) Section 8.01 of the General Security Agreement is hereby amended by inserting the phrase ", the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the third line thereof.

(k) Section 9.01 of the General Security Agreement is hereby amended by inserting the phrase ", the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the fourth line thereof.

(l) Section 9.04 of the General Security Agreement is hereby amended by:

     (i) inserting the phrase ", the Term Loan Agreement" immediately after the phrase "Loan Agreement" appearing in the fourth line thereof;

     (ii) inserting the phrase ", THE TERM LOAN AGREEMENT" immediately after the word "NOTE" appearing in the thirteenth line thereof; and

     (iii) inserting the phrase ", THE TERM LOAN AGREEMENT" immediately after the word "NOTE" appearing in the seventeenth line thereof.

          2. Amendment to Subsidiary Guaranty. (a) As used in the Subsidiary Guaranty:

     (i) the term "Obligations" shall have the meaning given to that term in the General Security Agreement;

     (ii) the term "Term Loan Agreement" shall have the meaning given to that term in the General Security Agreement; and

     (iii) the term "Term Loan Note" shall have the meaning given to that term in the General Security Agreement.

(b) Section 1(a) of the Subsidiary Guaranty shall be deleted in its entirety and the following substituted in lieu thereof :

     "Each of the Guarantors, jointly and severally, hereby absolutely and unconditionally guarantees to Gould the full payment when and as due, whether at stated due date, by acceleration or otherwise, of the Revolving Loan Note, the Term Loan Note and all the other Obligations (the Revolving Loan Note, the Term Loan Note and all such other Obligations being hereinafter collectively referred to as the "Liabilities"). Upon default in the payment of any of the Liabilities when and as due, the Guarantors, and each of them, shall forthwith pay the same to Gould immediately upon its demand therefor."

(c) Section 1(b) of the Subsidiary Guaranty shall be amended by deleting the last sentence of said paragraph (b) and the following substituted in lieu thereof :

     "For purposes of this Guaranty, 'Financing Documents' shall mean and include the Revolving Loan Note, the Term Loan Note, the Revolving Loan Agreement, the Term Loan Agreement, the
     Security Agreement and all other Loan Documents."

(d) Section 3(c) of the Subsidiary Guaranty shall be deleted in its entirety and the following substituted in lieu thereof:

     "(c) extend the time or change the manner, place or terms of payment of, or renew, increase or alter, any of the Liabilities or any security therefor, modify, amend or waive the terms of any note (including, but not limited to, the Revolving Loan Note and the Term Loan Note) or any other instrument evidencing the Liabilities or any part thereof, or amend in any manner any agreement relating thereto (including, but not limited to, the Revolving Loan Agreement, the Term Loan Agreement and the Security Agreement), and the Guaranty herein made shall apply to, and the term Liabilities herein shall include, the Liabilities so changed, extended, renewed or altered;"

(e) Section 8 of the Subsidiary Guaranty shall be amended by deleting lines 17 and 18 thereof and the following substituted in lieu thereof:

     "amounts owing under the Revolving Loan Note and the Term Loan Note and each of the Revolving Loan Agreement and the Term
     Loan Agreement".

(f) Section 16 of the Subsidiary Guaranty shall be amended by:

     (a) inserting immediately after the phrase "THE REVOLVING LOAN AGREEMENT" appearing on the tenth line thereof the phrase ", THE TERM LOAN AGREEMENT"; and

     (b) inserting immediately after the phrase "THE REVOLVING LOAN NOTE" appearing on the eleventh line thereof the phrase "AND
     TERM LOAN NOTE".

          3.  Amendment to Pledge Agreement.  (a) As used in the
Pledge Agreement:

     (i) the term "Obligations" shall have the meaning given to that term in the General Security Agreement;

     (ii) the term "Term Loan Agreement" shall have the meaning given to that term in the General Security Agreement;

     (iii) the term "Term Loan Note" shall have the meaning given to that term in the General Security Agreement; and

     (iv) the term "Loan Documents" shall have the meaning given to that term in the General Security Agreement.

(b) Section 1 of the Pledge Agreement is hereby amended by deleting the parenthetical immediately after the word "Obligations" on the second line thereof and substituting in lieu thereof the following parenthetical:

     "(including, without limitation, the Obligations under the Revolving Loan Agreement, the Term Loan Agreement, the
     Revolving Loan Note, the Term Loan Note, and all other Loan
     Documents)".

(c) Section 6(b) of the Pledge Agreement is hereby amended by inserting after the phrase "Revolving Loan Agreement" appearing in the first sentence thereof the following phrase:

     "and Sections 5.01(c), 5.02(b), 5.02(c), 5.03, 5.04, 5.05,
     5.06, 5.07 and 5.08 of the Term Loan Agreement".

(d) Section 6(c)(ii) of the Pledge Agreement is hereby amended by inserting after the phrase "Revolving Loan Agreement" appearing in the first sentence thereof the following phrase:

     "and Sections 6.01 through 6.12, inclusive, of the Term Loan
     Agreement".

(e) Section 7 of the Pledge Agreement is hereby amended by deleting the term "Revolving Loan Agreement" on the fourth line and substituting therefor the term "General Security Agreement".

(f) Clause (ii) of Section 11(a) of the Pledge Agreement is hereby amended and restated in its entirety as follows:

     "(ii) to the payment of the Pledgor's Obligations under the Revolving Loan Note, the Term Loan Note, the Revolving Loan Agreement, the Term Loan Agreement, the General Security Agreement and to any other Obligations in such order as Pledgee may elect; and".

(g) The first sentence of Section 12 of the Pledge Agreement is hereby amended and restated in its entirety as follows:

     "This Pledge Agreement shall continue in full force and effect until all of the Obligations of Pledgor under the Revolving Loan Note, the Term Loan Note, the Revolving Loan Agreement, the Term Loan Agreement, all other Loan Documents and this Pledge Agreement shall have been paid in full and satisfied and the Revolving Loan Agreement and the Term Loan Agreement and Pledgee's commitment to lend thereunder shall have been terminated."

(h) Section 14(d) of the Pledge Agreement is hereby amended and restated in its entirety as follows:

     "(d) Any notice or other communication given hereunder shall be given in the same manner and to the persons specified in
     Section 9.03 of the General Security Agreement."

          4. Amendment to Subsidiary Pledge Agreements. (a) As used in each of the Subsidiary Pledge Agreements:

     (i) the term "Obligations" shall have the meaning given to that term in the General Security Agreement; and

     (ii) each reference to the term "Note" shall be amended to refer to "Notes" and shall have the meaning given to that term in the General Security Agreement.

(b) Each of Sections 6(b)(i) and 6(b)(ii) of each of the Subsidiary Pledge Agreements shall be amended to insert the phrase "and the Term Loan Agreement" immediately after the phrase "Revolving Loan
Agreement" appearing therein.

(c) Section 7 of each of the Subsidiary Pledge Agreements shall be amended by deleting the term "Revolving Loan Agreement" on the fourth line thereof and substituting in lieu thereof the term
"General Security Agreement".

(d) Section 12 of each of the Subsidiary Pledge Agreement shall be amended by adding immediately after the phrase "Revolving Loan
Agreement" appearing in the third line thereof the phrase ", the Term Loan Note, the Term Loan Agreement".

          5.  Amendment to Contribution Agreement.   As used in the
Contribution Agreement the term "Obligations" shall have the meaning given to that term in the General Security Agreement.

          6.  Amendment to ECC Patent Collateral Assignment.  The
ECC Patent Collateral Assignment is hereby amended by:

     (a) deleting the parenthetical appearing in the third recital thereof and inserting in lieu thereof the following parenthetical "(as that term is defined in the Amended and Restated General Security Agreement, dated as of January 28, 1991, among Assignor, Assignee and Encore Computer U.S., Inc., as amended, modified or supplemented from time to time, the "General Security Agreement")"; and

     (b) deleting the parenthetical appearing in paragraph 6 thereof and inserting in lieu thereof the following parenthetical "(as defined in the General Security
     Agreement)".

          7. Amendment to ECC Trademark Collateral Assignment. As used in the ECC Trademark Collateral Assignment:

     (a) the term "Obligations" shall have the meaning given to that term in the General Security Agreement; and

     (b) each reference to the term "Note" shall be amended to refer to "Notes" and shall have the meaning given to that term in the General Security Agreement.

          8. Amendment to ECC Copyright Security Agreement. As used in the ECC Copyright Security Agreement:

     (a) the term "Obligations" shall have the meaning given to that term in the General Security Agreement; and

     (b) each reference to the term "Note" shall be amended to refer to "Notes" and shall have the meaning given to that term in the General Security Agreement.

          9. Amendment to ECC Assignments of Government Receivables. The penultimate sentence of Section IV of each of the Assignments of Government Receivables is hereby amended by deleting the parenthetical "(the "Security Agreement")" appearing therein and inserting in lieu thereof the following parenthetical "(as amended, modified or supplemented from time to time, the "Security Agreement")".

          10. Amendment to ECC Tradename Letter. The second line of the ECC Tradename Letter is hereby amended by deleting the parenthetical appearing therein and inserting in lieu thereof the following parenthetical "(as amended, modified or supplemented from time to time, the "General Security Agreement")".

          11.  Amendment to Encore U.S. Copyright Security
Agreement.  (a) As used in the Encore U.S. Copyright Security
Agreement the term "Term Loan Agreement" shall have the meaning given to that term in the General Security Agreement.

(b) The second full paragraph of the second page of the Encore U.S. Copyright Security Agreement is hereby amended by inserting the phrase "or under the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing therein.

(c) The second full paragraph of the third page of the Encore U.S. Copyright Security Agreement is hereby amended by inserting the phrase "and under the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing therein.

(d) The third full paragraph of the third page of the Encore U.S.
Copyright Security Agreement is hereby amended by:

     (i) inserting the phrase ", the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the second line thereof;

     (ii) inserting the phrase "or under the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the fourth line thereof; and

     (iii) inserting the phrase "or under the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the thirteenth line thereof.

          12. Amendment to Encore U.S. Patent Collateral Assignment. (a) Section 6 of the Encore U.S. Patent Collateral Assignment is hereby amended by deleting the parenthetical appearing therein and substituting in lieu thereof the following parenthetical "(as defined in the General Security Agreement)".

(b) Section 13 of the Encore U.S. Patent Collateral Assignment is hereby amended by inserting the phrase ", the Term Loan Agreement" immediately after the phrase "Revolving Loan Agreement" appearing in the fourth line thereof.

          13. Amendment to Encore U.S. Trademark Collateral Assignment. (a) Section 7 of the Encore U.S. Trademark Collateral Assignment is hereby amended by inserting the following parenthetical "(as defined in the General Security Agreement)" immediately after the phrase "Event of Default" appearing in the second line thereof.

(b) Section 13 of the Encore U.S. Trademark Collateral Assignment is hereby amended by inserting the phrase "or under the Term Loan
Agreement" immediately after the phrase "the Revolving Loan
Agreement" appearing in the second line thereof.

(c) Section 15 of the Encore U.S. Trademark Collateral Assignment is hereby amended by inserting the phrase ", the Term Loan
Agreement" immediately after the phrase "the Revolving Loan
Agreement" appearing in the fourth line thereof.

          14. Amendment to Encore U.S. Tradename Letter. The Encore U.S. Tradename Letter is hereby amended by deleting the parenthetical appearing in the first sentence thereof and inserting in lieu thereof the following parenthetical "(as amended, modified or supplemented from time to time, the "General Security Agreement")".

          15. No other provision of any Security Document shall be amended or modified except as specifically provided for herein.
The parties hereto agree that by making this Master Amendment Agreement, Gould has not waived any defaults, nor waived or modified any rights Gould may have under any Security Document as in effect immediately before or after the making of this Master Amendment Agreement. Each of ECC, Encore International, Encore U.S. and Encore Puerto Rico hereby confirms to Gould that all the terms of the Security Documents, as amended hereby, remain in full force and effect and that each of the Security Documents, as amended hereby, continues to constitute the legal, valid and binding obligations of the parties thereto enforceable in accordance with its terms.

          16. Each of ECC, Encore International, Encore U.S. and Encore Puerto Rico hereby confirms to Gould that each of the representations and warranties contained in each Security Document to which it is a party, after giving effect to this Master Amendment Agreement, is true and complete as if made on the date hereof except as may have been previously disclosed to Gould in a written amendment to such Security Document.

          17. This Master Amendment Agreement may be executed in any number of counterparts, all of which shall taken together shall constitute one and the same instrument and any of the parties hereto may execute this Master Amendment Agreement by signing any such counterpart.

          18. Any provisions hereof found to be invalid under the law of the United States of America, the State of New York or any other State having jurisdiction, shall be invalid only with respect to the offending provision. All words used herein shall be construed to be of such gender or number as the circumstances require. This Master Amendment Agreement shall be binding upon the successors or assigns of the parties hereto, but shall inure to the benefit of the successors or assigns of Gould only. This Master Amendment Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York.


     IN WITNESS WHEREOF, the parties have caused this First
Amendment to be duly executed as of the date first above written.



                              ENCORE COMPUTER CORPORATION



                                 Name: ROBERT P. WATSON
                                 Title: VICE PRESIDENT


                              ENCORE COMPUTER INTERNATIONAL, INC.


                                    NAME: ROBERT P. WATSON
                                Title:  VICE PRESIDENT


                                                 (corp. seal)
Name:
                             GOULD ELECTRONICS INC.


                             By:
                                Name:  MICHAEL C. VEYSEY
                                Title: SENIOR VICE PRESIDENT

                              ENCORE COMPUTER U.S., INC.



                                 Name: ROBERT P. WATSON
                                 Title: VICE PRESIDENT


                              ENCORE COMPUTER DE PUERTO RICO, INC.


                              By:________________________
                                 Name: ROBERT P. WATSON
                                 Title: VICE PRESIDENT

                              GOULD ELECTRONICS INC.


                              By:________________________
                                  Name: ROBERT P. WATSON
                                 Title: VICE PRESIDENT

                   )  ss.:
COUNTY OF ________ )

          On the ___ day of December, 1994, before me personally came ________________________, to me known, who being by me duly sworn, did depose and say that he(she) resides at ______________________; that he(she) is ______________________ of
__________________________________, the corporation described in, and which executed the above instrument; that he(she) knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he(she) signed his(her) name thereto by like order.


                                        ___________________________
                                               Notary Public
(Notary's Seal to be affixed)

STATE OF ________  )
                   )  ss.:
COUNTY OF ________ )

          On the ___ day of December, 1994, before me personally came ________________________, to me known, who being by me duly sworn, did depose and say that he(she) resides at ______________________; that he(she) is ______________________ of
__________________________________, the corporation described in, and which executed the above instrument; that he(she) knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he(she) signed his(her) name thereto by like order.


                                        ___________________________
                                               Notary Public
(Notary's Seal to be affixed)

STATE OF ________  )
                   )  ss.:
COUNTY OF ________ )

          On the ___ day of December, 1994, before me personally came ________________________, to me known, who being by me duly sworn, did depose and say that he(she) resides at ______________________; that he(she) is ______________________ of
__________________________________, the corporation described in, and which executed the above instrument; that he(she) knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he(she) signed his(her) name thereto by like order.


                                        ___________________________
                                               Notary Public
(Notary's Seal to be affixed)

STATE OF ________  )
                   )  ss.:
COUNTY OF ________ )

          On the ___ day of December, 1994, before me personally came ________________________, to me known, who being by me duly sworn, did depose and say that he(she) resides at ______________________; that he(she) is ______________________ of
__________________________________, the corporation described in, and which executed the above instrument; that he(she) knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he(she) signed his(her) name thereto by like order.


                                        ___________________________
                                               Notary Public
(Notary's Seal to be affixed)

STATE OF ________  )
                   )  ss.:
COUNTY OF NEW YORK )

          On the ___ day of December, 1994, before me personally came ________________________, to me known, who being by me duly sworn, did depose and say that he(she) resides at ______________________; that he(she) is ______________________ of
__________________________________, the corporation described in, and which executed the above instrument; that he(she) knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he(she) signed his(her) name thereto by like order.


                                        ___________________________
                                               Notary Public
(Notary's Seal to be affixed)
                                                       EXHIBIT E


                      STANDSTILL AGREEMENT


          STANDSTILL AGREEMENT, dated as of December 21, 1994 (this "Agreement"), to the Amended and Restated Loan Agreement, dated as of March 31, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") between ENCORE COMPUTER CORPORATION (the "Company"), and GOULD ELECTRONICS INC. (as successor to Gould Inc.) (the "Lender").

                      W I T N E S S E T H :

          WHEREAS, the Lender has agreed not to exercise certain remedies with respect to certain defaults under the Credit
Agreement until after January 31, 1995 in accordance with, and subject to, the provisions hereof; and

          NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company and the Lender hereby agree as follows:

          SECTION 1. Defined Terms. Unless otherwise defined in this Agreement, terms which are defined in the Credit Agreement and used in this Agreement are used as so defined.

          SECTION 2.     Representations and Warranties.  As an
inducement for the Lender to enter into this Agreement, the Company represents and warrants that with respect to the Credit Agreement and the other Loan Documents:

          (a) all of the representations and warranties made by the Company in any Loan Document are true and correct in all material respects as if made on the date hereof except for any such representations and warranties made with reference to a particular date; and

          (b) except Defaults and Events of Default arising from subsection 6.01(b) (to the extent the audited financial statements of the Company and its Subsidiaries for fiscal year 1994 are qualified with an emphasis of a matter by the Company's independent certified public accountants) and subsections 7.12(a), (b), (c) and
(e) of the Credit Agreement, no Default or Event of Default is existing under the Credit Agreement or any other Loan Document.

          SECTION 3.     Confirmation.  All of the provisions of
the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          SECTION 4. Standstill. Provided the Company complies in all respects with this Agreement and the Loan Documents, the Lender agrees that it shall not exercise its rights, remedies, powers and privileges under the Loan Documents with respect to the Defaults and the Events of Default existing as of December 31, 1994 and known by the Lender as described in Section 2(b) hereof until after January 31, 1995. The Lender reserves the right to invoke fully any or all its rights, remedies, powers or privileges under the Loan Documents and applicable law in respect of other Defaults or Events of Defaults.

          SECTION 5.     Miscellaneous.

          (a) This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          (b) This Agreement may be signed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

          (c) Each of the Company and the Lender hereby irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement. The Company acknowledges that the provisions of this subsection have been bargained for and that it has been represented by counsel in connection herewith.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         ENCORE COMPUTER CORPORATION


                              By:     ROBERT P. WATSON
                              Name:   Robert P. Watson
                              Title:  Vice President


                         By:  MICHAEL C. VEYSEY
                              Name:  Michael C. Veysey
                              Title:  Senior Vice President
                         GOULD ELECTRONICS INC.
- ----------------
Exhibit F is not ioncluded in this document
- ----------------

                                                       EXHIBIT G

                            AMENDMENT

          AMENDMENT, dated as of December 21, 1994 (the
"Amendment"), to the Intellectual Property License Agreement, dated as of January 28, 1991, between Encore Computer Corporation, Encore Computer U.S., Inc. and Gould Electronics Inc. (as successor to
Gould Inc.) (the "Intellectual Property Agreement").

                      W I T N E S S E T H:

          WHEREAS, the parties hereto desire to amend certain provisions of the Intellectual Property Agreement as provided herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment of Paragraph 5(b). Paragraph 5(b) of the Intellectual Property Agreement is hereby amended by inserting at the end of the first sentence thereof the following phrase "; provided, however, that the Encore Exclusive Period shall not terminate prior to January 31, 1995".

          SECTION 2.     Limited Effect.  Except as expressly
amended hereby, all of the provisions of the Intellectual Property Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.

          SECTION 3.     Counterparts.  This Amendment may be
signed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

          SECTION 4.     Governing Law.  This Amendment and the
rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                         ENCORE COMPUTER CORPORATION


                              By:     ROBERT P. WATSON
                              Name:   Robert P. Watson
                              Title:  Vice President

                         ENCORE COMPUTER U.S., INC.



                              By:     ROBERT P. WATSON
                              Name:   Robert P. Watson
                              Title:  Vice President
                         GOULD ELECTRONICS INC.


                         By:  MICHAEL C. VEYSEY
                              Name:  Michael C. Veysey
                              Title:  Senior Vice President